PAGE 1
                                 Registration Nos.: 033-50319/811-7093

                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D. C. 20549
                                      FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   / X /

               Post-Effective Amendment No. 3                        / X /

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
          1940                                                       / X /

               Amendment No. 4                                       / X /

                          Fiscal Year Ended October 31, 1995
                        ______________________________________

                           T. ROWE PRICE SUMMIT FUNDS, INC.
                          _________________________________
                  (Exact Name of Registrant as Specified in Charter)


               100 East Pratt Street, Baltimore, Maryland     21202
               __________________________________________   __________
               (Address of Principal Executive Offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code   410-547-2000
                                                               ____________

                                   Henry H. Hopkins
                                100 East Pratt Street
                              Baltimore, Maryland 21202
                       _______________________________________
                       (Name and Address of Agent for Service)


          Approximate Date of Proposed Public Offering      March 1, 1996
                                                            _______________

               It is proposed that this filing will become effective (check appropriate box):

               / /  immediately upon filing pursuant to paragraph (b)

               /X/  on March 1, 1996 pursuant to paragraph (b)

               / /  60 days after filing pursuant to paragraph (a)(i)
















          PAGE 2
               / /  on (date) pursuant to paragraph (a)(i)

               / /  75 days after filing pursuant to paragraph (a)(ii)

               / /  on (date) pursuant to paragraph (a)(ii) of Rule 485

               If appropriate, check the following box:

               / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

          CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933+
          ______________________________________________
          Pursuant to Section 24f-2 of the Investment Company Act of 1940, the Registrant has registered an indefinite number of securities under the Securities Act of 1933 and intends to file a 24f-2 notice by December 31, 1996.

          +Not applicable, as no securities are being registered by this Post-Effective Amendment No. 3 to the Registration Statement.












































          PAGE 3
               The Registration Statement of the T. Rowe Price Summit Funds, Inc. on Form N-1A (File No. 33-50319) is hereby amended under the Securities Act of 1933 to update the Registrant's financial statements, make other changes in the Registrant's Prospectus and Statement of Additional Information, and to satisfy the annual amendment requirement of Rule 8b-16 under the Investment Company Act of 1940.

               This Amendment consists of the following:
                  Cross Reference Sheet
                  Part A of Form N-1A, Revised Prospectus
                  Part B of Form N-1A, Statement of Additional Information Part C of Form N-1A, Other Information
                  Opinion of Counsel
                  Accountants' Consent


















































          PAGE 4
                                CROSS REFERENCE SHEET
                 N-1A Item No.                          Location
                 _____________                          _________
                                        PART A

          Item 1.   Cover Page                       Cover Page
          Item 2.   Synopsis                         Transaction and Fund
                                                     Expenses
          Item 3.   Condensed Financial Information  Financial Highlights
          Item 4.   General Description of           Transaction and Fund
                    Registrant                       Fund Expenses; Fund,
                                                     Market, and Risk
                                                     Characteristics;
                                                     Organization and
                                                     Management;
                                                     Understanding
                                                     Performance
                                                     Information;
                                                     Investment Policies
                                                     and Practices; Types
                                                     of Management
                                                     Practices; Ratings of
                                                     Corporate Debt
                                                     Securities
          Item 5.   Management of Fund               Transaction and Fund
                                                     Expenses; Fund,
                                                     Market, and Risk
                                                     Characteristics;
                                                     Organization and
                                                     Management
          Item 6.   Capital Stock and Other          Distributions and
                    Securities                       Taxes; Organization
                                                     and Management
          Item 7.   Purchase of Securities Being     Pricing Shares and
                    Offered                          Receiving Sale
                                                     Proceeds; Transaction
                                                     Procedures and Special
                                                     Requirements; Account
                                                     Requirements and
                                                     Transaction
                                                     Information;
                                                     Shareholder Services
          Item 8.   Redemption or Repurchase         Pricing Shares and
                                                     Receiving Sale
                                                     Proceeds; Transaction
                                                     Procedures and Special
                                                     Requirements;
                                                     Exchanging and
                                                     Redeeming Shares;
                                                     Shareholder Services















          PAGE 5
          Item 9.   Pending Legal Proceedings        +

                                               PART B
          Item 10.  Cover Page                       Cover Page
          Item 11.  Table of Contents                Table of Contents
          Item 12.  General Information and History  +
          Item 13.  Investment Objectives and        Investment Objectives
                    Policies                         and Policies;
                                                     Investment Program;
                                                     Investment
                                                     Restrictions;
                                                     Investment Performance
          Item 14.  Management of the Registrant     Management of Funds
          Item 15.  Control Persons and Principal    Principal Holders of
                    Holders of Securities            Securities
          Item 16.  Investment Advisory and Other    Investment Management
                    Services                         Services; Custodian;
                                                     Independent
                                                     Accountants; Legal
                                                     Counsel
          Item 17.  Brokerage Allocation             Portfolio
                                                     Transactions; Code of
                                                     Ethics
          Item 18.  Capital Stock and Other          Dividends and
                    Securities                       Distributions;
                                                     Organization of the
                                                     Fund
          Item 19.  Purchase, Redemption and Pricing Redemptions in Kind;
                    of Securities Being Offered      Pricing of Securities;
                                                     Net Asset Value Per
                                                     Share; Federal and
                                                     State Registration of
                                                     Shares; Ratings of
                                                     Corporate Debt
                                                     Securities
          Item 20.  Tax Status                       Tax Status
          Item 21.  Underwriters                     Distributor for the
                                                     Fund
          Item 22.  Calculation of Yield Quotations
                    of Money Market Funds            Yield Information
          Item 23.  Financial Statements             Incorporated by
                                                     Reference from Annual
                                                     Report

                                               PART C
          Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement
          ___________________________________
          + Not applicable or negative answer















          PAGE 6
          The printed version of this prospectus appears in a dual column format.































































          PAGE 7
          Facts at a Glance
          Investment Goals
          Money fund:
          Preservation of capital, liquidity, and the highest level of income consistent with these goals.
          Bond funds:
          Highest level of income consistent with each fund's prescribed investment program.

          As with all mutual funds, these funds may not achieve their goals.
          Strategy and Risk/Reward
          Cash Reserves Fund.
          Invests principally in the highest-quality U.S. dollar-denominat-ed money market securities. Average maturity will not exceed 90 days.
          Your investment in the fund is neither insured nor guaranteed by the U.S. government, and there is no assurance the fund will be able to maintain a stable net asset value of $1.00 per share. Risk/Reward:
          Lowest potential risk and reward.
          Limited-Term Bond Fund.
          Invests primarily in investment-grade corporate bonds. Average effective maturity will range between one and five years. Risk/Reward:
          Moderate income level and share price fluctuation.
          GNMA Fund.
          Invests primarily in mortgaged-backed certificates issued by the Government National Mortgage Association (GNMA) as well as in other U.S. government agency securities. Effective maturity will vary between three and 10 years.
          Risk/Reward:
          Expected to provide higher income than the Limited-Term Bond Fund accompanied by potentially greater share price fluctuation. Investor Profile
          Investors who seek higher yields for the fixed income portion of their portfolio and can meet the funds' $25,000 initial purchase requirement. Appropriate for tax-deferred retirement plans.
          Fees and Charges
          100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone ex-change.
          Investment Manager
          Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed over $75 billion for over three and a half million individual and institutional investor accounts as of December 31, 1995.
          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION, OR















          PAGE 8
          ANY STATE SECURITIES COMMISSION, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
          T. Rowe Price
          Summit Funds, Inc.
          March 1, 1996
          Prospectus
          Contents
          1
          About the Funds
          Transaction and Fund Expenses
          Financial Highlights
          Fund, Market, and Risk
          Characteristics
          2
          About Your Account
          Pricing Shares and Receiving Sale Proceeds
          Distributions and Taxes
          Transaction Procedures and Special Requirements
          3
          More About the Funds
          Organization and Management
          Understanding Performance Information
          Investment Policies and Practices
          4
          Investing With T. Rowe Price
          Account Requirements and Transaction Information
          Opening a New Account
          Purchasing Additional Shares
          Exchanging and Redeeming
          Shareholder Services
          This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the funds, dated March 1, 1996 has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.
          1
          About the Funds
          Transaction and Fund Expenses
          Each T. Rowe Price Summit fund has a single, all-inclusive fee covering investment management and operating expenses. This fee will not fluctuate. In contrast, most mutual funds have a fixed management fee plus a fee for operating expenses that varies according to a number of other factors. (See "How are fund expenses determined?" under "Organization and Managemant.") Expense ratios for the Summit funds are substantially below their industry averages.

















          PAGE 9
          In Table 1 below, "Shareholder Transactions Expenses," shows that you pay no sales charges. All the money you invest in a fund goes to work for you, subject to the fees explained below. "Annual Fund Expenses" shows how much it will cost to operate each fund for a year, based on 1995 fiscal year expenses. These are costs you pay indirectly, because they are deducted from each fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement. Like all T. Rowe Price funds, this fund is 100% no load.

             Shareholder Transaction Expenses
          ____________________________________________________________
          Sales charge "load" on purchases              None
          ____________________________________________________________
          Sales charge "load" on
          reinvested dividends                          None
          ____________________________________________________________
          Redemption fees                               None
          ____________________________________________________________
          Exchange fees                                 None
          ____________________________________________________________


          Annual Fund    Percentage of Fiscal 1995
          Expenses       Average Net Assets

                                Cash     Limited-     GNMA
                              Reserves   Term Bond
          ____________________________________________________________
          Management fee*       0.45%       0.55%     0.60%
          ____________________________________________________________
          Marketing fees
          (12b-1)               None        None      None
          ____________________________________________________________
          Other expenses*       0.00%       0.00%     0.00%
          ____________________________________________________________
          Total fund
          expenses*             0.45%       0.55%     0.60%
          ____________________________________________________________
        * The management fee includes operating expenses.

          Note: The funds charge a $5 fee for wire redemptions under $5,000, subject to change without notice.
          ____________________________________________________________
          Table 1

          o
          Hypothetical example:
















          PAGE 10
          Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:
          The table at right is just an example; actual expenses can be higher or lower than those shown.
          ____________________________________________________________
                             1 year 3 years 5 years 10 years
          ____________________________________________________________
          Cash
          Reserves             $5     $14     $25     $57
          ____________________________________________________________
          Limited-Term
          Bond                 $6      $18    $31     $69
          ____________________________________________________________
          GNMA                 $6      $19    $33     $75
          ____________________________________________________________
          Table 2

          Financial Highlights
          The following table provides information about each fund's financial history. It is based on a single share outstanding throughout each fiscal year. The table is part of each fund's financial statements which are included in each fund's annual report and incorporated by reference into the Statement of Additional Information. This document is available to sharehold-ers upon request. The financial statements in the annual report have been audited by Coopers & Lybrand L.L.P., independent accountants, whose unqualified report covers the periods shown.
                Investment Activities    Distributions


               Investment Activities

                                          Net Real-
                                          ized and
                           Net             Unreal-    Total
          Year            Asset        Net ized Gain  from
          Ended,          Value,     Invest(Loss)     Invest-
          Oct-            Begin-      ment   on        ment
          ober           ning of     IncomeInvest-   Activi-
          31              Period     (Loss) ments     ties
          ____________________________________________________________
          Cash Reserves Fund
          1994           $ 1.000  $0.035     -     $ 0.035
          1995             1.000   0.055     -       0.055

          Limited-Term Bond Fund
          1994           $ 5.00   $0.33    $(0.36) $(0.03)
          1995             4.64    0.32      0.01    0.33
















          PAGE 11
          GNMA Fund
          1994           $10.00   $0.69    $(0.85) $(0.16)
          1995             9.15    0.70      0.66    1.36
          ____________________________________________________________

          Distributions

          Year
          Ended,           Net      Net      Tax
          Oct-           Invest-   Real-   Return  Total
          ober             ment    ized      of   Distrib-
          31              Income   Gain    Capital utions
          ____________________________________________________________
          Cash Reserves Fund
          1994           $(0.035)  -         -    $ (0.035)
          1995            (0.055)  -         -      (0.055)

          Limited-Term Bond Fund
          1994           $(0.33)   -         -     $(0.33)
          1995            (0.31)   -        (0.01)  (0.32)

          GNMA Fund
          1994           $(0.69)   -         -     $(0.69)
          1995            (0.67)   -        (0.03)  (0.70)
          ____________________________________________________________
           End of Period

                                                 Ratio
                                                  of
                                         Ratio    Net
                                           of   Invest-
          Year  Net     Total           Expenses ment  Port-
          Ended,               Asset   Return              to   Income folio
          Oct- Value, (Includes   Net   Averageto Aver-Turn-
          ober End ofReinvestedAssets ($  Net   age Net over
          31   PeriodDividends) Thousands) Assets Assets  Rate
          ____________________________________________________________
          Cash Reserves Fund
          1994  $1.000  3.60% $186,523   0.45%a 4.03a%   -
          1995   1.000  5.68%  433,464   0.45%  5.55%    -

          Limited-Term Bond Fund
          1994  $4.64  (0.71)%$ 21,116   0.55%a 6.98%a296.0%a
          1995   4.65   7.36%   27,004   0.55%  6.85% 84.3%

          GNMA Fund
          1994  $9.15  (1.67)%$ 17,184   0.60%a 7.31%a61.5%a
          1995   9.81  15.43%   22,777   0.60%  7.40%173.8%
          ____________________________________________________________
          a    Annualized















          PAGE 12
          ____________________________________________________________
          Table 3

          Fund, Market, and Risk Characteristics: What to Expect
          To help you decide which of the T. Rowe Price Summit funds may be appropriate for you, this section takes a closer look at their special benefits, the fixed income markets in which they invest, as well as their investment objectives and approach.
          How do I benefit from investing in the T. Rowe Price Summit funds?
          Investing in the T. Rowe Price Summit funds offers some special benefits.
          You gain the advantages of funds that are tailored specifically to the needs of self-directed individuals with substantial assets to invest in fixed income securities. The funds offer such investors three key benefits:
          o
          Access to professionally managed, diversified portfolios of fixed income securities.
          o
          A low-cost structure that translates into higher returns, all else being equal.
          o
          Services designed to help you manage your investments more effectively and efficiently.
          How do the funds achieve their low-cost advantage?
          The advantage reflects their more favorable ratio of expenses to assets. The $25,000 initial purchase requirement means that the average account balance in each Summit fund is high. Since shareholder recordkeeping costs--a substantial portion of fund expenses--are basically the same for all sizes of accounts, a fund with larger account balances can spread the expenses over more investment dollars, achieving a low overall expense ratio. Expenses are deducted from fund assets before dividends are paid, as explained on the previous page, so lower costs result in higher dividends for Summit shareholders.
          What services can I expect to be available?
          Unlike some mutual funds, low costs do not mean any reduction in service for Summit fund investors. On the contrary, you will not only receive the wide range of services available to all T. Rowe Price shareholders, but also have access to specially trained fixed income service representatives and timely market informa-tion to help you manage your accounts.
             What is each Summit funds' objective and investment pro-gram?
          The fund or funds you select should reflect your individual investment goals, but should not be relied on as a complete investment program nor be used for short-term trading purposes. Cash Reserves Fund.
















          PAGE 13
          The fund's objectives are preservation of capital, liquidity, and, consistent with these, the highest possible current income. The fund invests in a diversified portfolio of U.S. dollar-denominated money market securities issued in the U.S. and abroad, and will not invest more than 5% of its total assets in securities of any one issuer. The fund's yield will fluctuate in response to changes in interest rates, but the share price is managed to remain stable at $1.00. Unlike most bank accounts or certificates of deposit, the fund is not insured or guaranteed by the U.S. government.

          The fund invests at least 95% of its total assets in securities receiving the highest credit rating assigned by at least two established rating agencies, by one rating agency if the security is rated by only one, or, if unrated, the equivalent rating as established by T. Rowe Price. The fund's dollar-weighted average maturity will not exceed 90 days. It will purchase securities with maturities of 13 months or less.
          Limited-Term Bond Fund.
             For more detailed descriptions of each fund's securities, see "Investment Policies and Practices."
          The fund's objective is to provide a high level of income consis-tent with moderate fluctuation in principal value. The fund will invest at least 65% of total assets in short- and intermediate-term, investment-grade bonds. There are no maturity limitations on individual securities purchased, but the fund's dollar-weight-ed average effective maturity will not exceed five years. Target-ing effective maturity provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than would be true of a fund targeting a stated maturity or maturity range.

          At least 90% of the fund portfolio will be invested in securities rated in the four highest credit categories (investment grade securities) by a nationally recognized rating agency, or, if un-rated, of equivalent quality as determined by T. Rowe Price. Investment grade securities include a range of securities from the highest rated to medium quality (BBB). Securities in the BBB category may be more susceptible to adverse economic conditions or changing circumstances and securities at the lower end of the BBB category have certain speculative characteristics. In an ef-fort to enhance yield, up to 10% of assets can be invested in below-investment-grade securities, commonly referred to as "junk" bonds in the taxable market, including those with the lowest rat-ing. The fund's income level should be higher than the money fund's, but its share price will vary.
          GNMA Fund.
          The fund's objective is to provide a high level of income and maximum credit protection by investing at least 65% of total assets in GNMA certificates backed by the full faith and credit















          PAGE 14
          of the U.S. government. Up to 35% of assets can be invested in other types of high-quality securities (AAA or AA), such as direct obligations of the U.S. government, securities of other U.S. government-sponsored agencies, privately issued mortgage securities, and corporate bonds. The fund's effective maturity generally will vary between three and 10 years and will be influenced by principal prepayments of GNMA of other mortgage-backed securities. Prices of GNMAs and other mortgage-backed securities fluctuate like other fixed income securities of comparable maturity, but may have less appreciation potential when interest rates decline, because prepayments usually in-crease. Prepayments of mortgage securities that were purchased at a price over face value (par) result in a capital loss. The fund should provide the highest income of these three funds but is ex-pected to experience greater share price fluctuation.
          How does each fund's credit quality relate to its investment objective?
          Investing exclusively in high-quality securities helps the Cash Reserves Fund pursue its primary goal--safety of principal. To secure a higher income with moderate principal fluctuation, the Limited-Term Bond Fund invests at least 90% of assets in invest-ment-grade securities (rated AAA through BBB); the balance may consist of securities rated below investment grade, including those with the lowest rating. Like all portfolio holdings, these securities are subject to rigorous credit research conducted by
          T. Rowe Price analysts. (For further discussion, see "Investment Policies and Practices--High Yield Investing.") In keeping with its emphasis on high income consistent with credit safety, the GNMA Fund's investments are all high quality.
          What are the main risks of investing in bond and money market funds?
          Since they are managed to maintain a $1.00 share price, money market funds should have little risk of principal loss. However, the potential for realizing a loss of principal in a bond or money market fund could derive from:
          o
          Interest rate or market risk:
          the decline in the prices of fixed income securities and funds that may accompany a rise in the overall level of interest rates (please see Table 4). A sharp and unexpected rise in interest rates could cause a money fund's price to drop below a dollar. However, the extremely short-term securities held in money market portfolios--a means of achieving an overall fund objective of principal safety--reduces much of their potential for price fluctuation.
          o
             Credit risk:
          the chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled inter-est and principal payments), potentially reducing the fund's















          PAGE 15
          income level and/or share price. Money funds invest in very highly rated securities, thus reducing this risk.
          o
          Currency risk:
          the possibility that the fund's foreign holdings will be adverse-ly affected by fluctuations in currency markets.
          How does the portfolio manager try to reduce risk?
          Consistent with each fund's objective, the portfolio manager actively manages a fund in an effort to manage risk and increase total return. Risk management tools include:
          o
          Diversification of assets to reduce the impact of a single holding on a fund's net asset value.
          o
          Thorough credit research by our own analysts.
          o
          Adjustment in a fund's duration to reduce the negative impact of rising interest rates or to take advantage of the favorable effects of falling rates.

          What are the major differences between money market and bond funds?
          o
          Price:
             Like all bond funds, the GNMA and Limited-Term Bond Funds have a fluctuating share price. Money market funds are managed to maintain a stable share price.
          o
          Maturity:
             Limited-term bond funds have longer average maturites (from one to 5 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).
          o
          Income:
          Limited-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.
             What are derivatives and can the funds invest in them? (Lim-ited-Term and GNMA Funds)
          The term derivative is used to describe financial instruments whose value is derived from an underlying security (e.g., a stock or bond) or a market benchmark (e.g., an interest rate index). Many types of investments representing a wide range of potential risks and rewards fall under the "derivatives" umbrella--from conventional instruments such as callable bonds, futures, and options, to more exotic investments such as stripped mortgage securities and structured notes. While the term "derivative" has only recently become widely known among the investing public, derivatives have in fact been employed by investment managers for many years.















          PAGE 16
          Each fund will invest in derivatives only if the expected risks and rewards are consistent with its objective, policies, and overall risk profile as described in this prospectus. The Cash Reserves Fund does not invest in high-risk, highly leveraged derivatives. The other funds limit their use of derivatives to situations in which they may enable the fund to: increase yield; hedge against a decline in principal value; invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; or adjust the fund's dura-tion. These funds will not invest in any high-risk, highly leveraged derivative instrument which is expected to cause the price volatility of the portfolio to be meaningfully different from that of 1) a five-year investment-grade bond for the Limit-ed-Term Bond Fund; or 2) an intermediate-term investment-grade bond for the GNMA Fund.
          What are mortgage-backed securities and who issues them?
          These are some characteristics of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is then sold to investors. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The "big Three" issuers of mortgage-backed securities are the Govern-ment National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). Private mortgage bankers also issue these securities.
          What are the main differences between GNMAs and other mortgage-backed securities?
          GNMA is part of the Department of Housing and Urban Development
          (HUD), so GNMA's guarantee of timely interest and principal payments is backed by the full faith and credit of the U.S. government. Fannie Mae and Freddie Mac are privately owned, government-sponsored agencies which issue their own guarantees for interest and principal payments on the mortgage-backed securities they issue. Their securities do not have a direct U.S. government guarantee, but are of very high credit quality. Privately issued mortgage-backed securities carry no government guarantees. For this and other reasons, all these securities usually offer higher yields than GNMAs.
          Do mortgage-backed securities usually behave like other high-quality bonds?
          Generally yes, with one important exception. Mortgage securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. There-fore, mortgage securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for















          PAGE 17
          any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the fund's net asset value. When rates rise, however, mortgage-backed securities have historically experienced smaller price declines than comparable quality bonds.
          Is the fund's yield fixed or will it vary?
             Before choosing a fund, you may find it helpful to review some fundamentals of fixed income investing.
          It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)
          Is a fund's "yield" the same thing as the "total return"?
             Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price. Since money funds are managed to maintain a stable share price, their yield and total return should be the same.
          What is "credit quality" and how does it affect a fund's yield? Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments in a timely manner. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. There-fore, a fund investing in high credit-quality securities should have a lower yield than an otherwise comparable fund investing in lower credit-quality securities.
             What is meant by a bond fund's "maturity"?
          Every bond has a stated maturity date when the issuer must repay the bond's entire principal to the investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date. The effective maturity of mortgage-backed bonds is determined by the rate at which homeowners pay down the principal on the underlying mortgages. Many corporate and municipal bonds are "callable," meaning their principal can be repaid before their stated maturity dates on (or after) specified call dates. Bonds are most likely to be called when interest rates are falling, because the issuer wants to refinance at a lower rate. In such an environment, a bond's "effective maturity" is usually its nearest call date.
          A bond mutual fund has no maturity in the strict sense of the word, but does have an average maturity and an average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target effective maturities would use the effective (rather than stated) maturities of the underlying instruments when















          PAGE 18
          computing the average. Targeting effective maturity provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.
          What is a bond fund's "duration"?
          Duration is a calculation that seeks to measure the price sensi-tivity of a bond or a bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes more accurately than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value that is expressed in years, i.e., the duration. Effective duration takes into account call features, and sinking fund payments that may shorten a bond's life.
          Since duration can also be computed for bond funds, you can estimate the effect of interest rates on a fund's share price. Simply multiply the fund's duration (available for T. Rowe Price bond funds in our shareholder reports) by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point.
          How is a bond's price affected by changes in interest rates?
          When interest rates rise, a bond's price usually falls, and vice versa.
          In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in interest rates, as shown in the table at right.

          ____________________________________________________________
          How Interest Rates Affect Bond Prices

          Bond      Coupon           Price of a $1,000 Bond
          Maturity                   If Interest Rates:

                                 Increase        Decrease
                              1%        2%      1%      2%
          ____________________________________________________________
          1 Year    5.13%    $990     $981   $1,010     $1,020
          ____________________________________________________________
          5 Years   5.38      958      918    1,044      1,091
          ____________________________________________________________
          10 Years  5.57      928      861    1,080      1,167
          ____________________________________________________________
          30 Years  5.95      875      773    1,155      1,350
          ____________________________________________________________


















          PAGE 19
          Table 4   Coupons reflect yields on Treasury securities as of
          December 31, 1995. This is an illustration and does not represent expected yields or share-price changes of any T. Rowe Price fund.

          Since the average effective maturity of bonds held by the Limit-ed-Term Bond Fund is expected to be approximately five years, the fund's share price, like the value of the underlying bonds in its portfolio, should fluctuate less than a fund which holds bonds with longer average effective maturities. If mortgage prepayments should accelerate in a falling interest rate environment, GNMA securities may appreciate less than shown in the example above. The amount of appreciation would depend on the characteristics of the mortgages, such as their coupon or maturity.
          Do money market securities react to changes in interest rates? Yes. As interest rates change, the prices of money market securi-ties fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help it maintain a $1.00 share price.
             How can I decide which fund is most appropriate for me?
          The share price and yield of the Limited-Term Bond and GNMA Funds will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money. The yield of the Cash Reserves Fund will fluctuate, but its share price is managed to maintain a $1.00 price per share.
          Review your own financial objectives, time horizon, and risk tolerance. Use Table 5, which summarizes each funds' main charac-teristics, to help choose a fund (or funds) suitable for your particular needs. For example, only the money fund is designed to provide principal stability, which makes it a good choice for money you may need for occasional or unexpected expenses. Howev-er, if you are investing for the highest possible income and can tolerate some price volatility, you should consider a longer-term bond fund.
          ____________________________________________________________
          Differences Among Funds

          Fund      Income     Risk of  Expected Credit
                               Share-   Average Quality
                                Price   MaturityCatego-
                             Fluctuation          ries
          ____________________________________________________________
          Cash
          Reserves  Lower      Stable   No more   Two
                                        than 90 Highest
                                          days
          ____________________________________________________________
          Limited-
          Term
          Bond      Moderate  Moderate  1 to 5 Primarily















          PAGE 20
                                         years    Four
                                                Highest
          ____________________________________________________________
          GNMA      Higher     Higher   3 to 10   Two
                                         years  Highest
          ____________________________________________________________
          Table 5

             Is there other information I need to review before making a decision?
          Be sure to review the "Investment Policies and Practices" sec-tion, which discusses the following: Types of Portfolio Securi-ties (bonds, asset-backed securities, mortgage-backed securities, hybrid instruments, private placements, and foreign securities); and Types of Management Practices (cash position, borrowing money and transferring assets, futures and options, interest rate swaps, managing foreign currency risk, lending of portfolio securities, when issued securities and forward commitment con-tracts, portfolio turnover, and high-yield/high-risk invest-
          ing).
          2
          About Your Account
          Pricing Shares and Receiving Sale Proceeds
          Here are some procedures you should know when investing in a T. Rowe Price fixed income fund.
          How and when shares are priced
          The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.
          Bond and money funds.
          The share price (also called "net asset value" or NAV per share) for each fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, a fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Amortized cost or amortized market value is used to value money fund securities that mature in 60 days or less.
          How your purchase, sale, or exchange price is determined
          When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.
          If we receive your request in correct form before 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV. We cannot accept orders that request a particular day or price for your transaction or any other special conditions.
          Note:
















          PAGE 21
          The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.
          How you can receive the proceeds from a sale
          If for some reason we cannot accept your request to sell shares, we will contact you.
          If your request is received by 4 p.m. ET in correct form, pro-ceeds are usually sent on the next business day. Proceeds can be sent to you by mail, or to your bank account by ACH transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH (Automated Clearing House) is an automated method of initiating payments from and receiving payments in your financial institution account. ACH is a payment system supported by over 20,000 banks, savings banks, and credit unions, which electronically exchange the transactions primarily through the Federal Reserve Banks. Proceeds sent by bank wire should be credited to your account the next business day.
          Exception:
          o
          Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after receiving your sale or exchange request. If you were exchanging into a bond or money fund, your new invest-ment would not begin to earn dividends until the sixth business day.

          Useful Information on Distributions and Taxes
          Dividends and Other Distributions
          All net investment income and realized capital gains are distrib-uted to shareholders.
          Dividend and capital gain distributions are reinvested in addi-tional fund shares in your account unless you select another op-tion on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive in-come dividends and capital gain distributions on a rising number of shares.

          Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, a fund reserves the right to reinvest your distribution check in your account at the then current NAV and to reinvest all subsequent distributions in shares of the fund.
          Income dividends
          o
          Bond funds declare income dividends daily at 4 p.m. ET to share-holders of record at that time provided payment has been received on the previous business day.
          o















          PAGE 22
             Money funds declare income dividends daily to shareholders of record as of 12:00 noon ET on that day. Wire purchase orders received before 12:00 noon ET receive the dividend for that day. Other purchase orders receive the dividend for the next business day after receipt.
          o
          Bond and money funds pay dividends on the first business day of each month.
          o
          Bond and money fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.
          Capital gains
          o
          A capital gain or loss is the difference between the purchase and sale price of a security.
          o
          If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.
          Tax Information
          You will be sent timely information for your tax filing needs. The fund furnishes average cost and capital gain (loss) informa-tion on most share redemptions.
          You need to be aware of the possible tax consequences when:
          o
          You sell fund shares, including an exchange from one fund to another.
          o
          The fund makes a distribution to your account.
          Taxes on your fund redemptions.
          When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.
          In January, you will be sent Form 1099-B, indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For accounts opened new or by exchange in 1983 or later we will provide you the gain or loss of the shares you sold during the year, based on the "average cost" method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."















          PAGE 23
          To help you maintain accurate records, we send you a confirmation immediately following each transaction (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.
          Taxes on fund distributions.
          Capital gain distributions are taxable whether reinvested in additional shares or received in cash.
          In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distribution made to you. This information will also be reported to the IRS. All distribu-tions made by the fund are taxable to you for the year in which they were paid. The only exception is that distributions declared during the last three months of the year and paid in January are taxed as though they were paid by December 31. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

          Short-term capital gains are taxable as ordinary income and long-term gains are taxable at the applicable long-term gain rate. The gain is long or short term depending on how long the fund held the securities, not how long you held shares in the fund. If you realize a loss on the sale or exchange of fund shares held six months or less, your short-term loss recognized is reclassified to long-term to the extent of any long-term capital gain distri-bution received.

          If distributions arising from transactions in foreign currencies or securities reduce a fund's net income, a portion of its divi-dends may be classified as a return of capital. Tax treatment of distributions is explained in the year-end tax information we send.
          The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.
          Tax effect of buying shares before a capital gain distribution. If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you will receive, in the form of a taxable distri-bution, a portion of the money you just invested. Therefore you may also wish to find out a fund's record date(s) before invest-ing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or unrealized appreciation. Transaction Procedures and Special Requirements
          Purchase Conditions
          Nonpayment.
          Following these procedures helps assure timely and accurate transactions.

















          PAGE 24
          If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpay-ment.
          U.S. dollars.
          All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.
          Sale (Redemption) Conditions
          10-day hold.
          If you sell shares that you just purchased and paid by check or ACH transfer, the fund will process your redemption but will gen-erally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)
          Telephone, Tele*AccessR, and PC*AccessR transactions.
          These exchange and redemption services are established auto-matically when you sign the New Account Form unless you check the box which states that you do not want these services. Each fund uses reasonable procedures (including shareholder identity veri-fication) to confirm that instructions given by telephone are genuine and are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that a fund may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after the telephone transaction. All conversa-tions are recorded.
          Redemptions over $250,000.
          Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of the fund's net assets, the fund has the right to delay sending your proceeds for up to five business days after receiving your request, or to pay the difference between the redemption amount and the lesser of the two pre-viously mentioned figures with securities from the fund. Excessive Trading
          T. Rowe Price may bar excessive traders from purchasing shares.
















          PAGE 25
          Frequent trades involving either substantial fund assets, or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses. We define "excessive trading" as exceeding one purchase and sale involving the same fund within any 120-day period.

          For example, you are in fund A. You can move substantial assets from fund A to fund B, and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C.

          If you exceed the number of trades described above, you may be barred indefinitely from further purchases of T. Rowe Price funds.

          Three types of transactions are exempt from excessive trading guidelines: 1) trades solely between money market funds; 2) re-demptions that are not part of exchanges; and 3) systematic purchases or redemptions (see "Shareholder Services").
          Keeping Your Account Open
          Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.
          Signature Guarantees
          A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.
          You may need to have your signature guaranteed in certain situa-tions, such as:
          o
          Written requests 1) to redeem over $50,000 or 2) to wire redemp-tion proceeds.
          o
          Remitting redemption proceeds to any person, address, or bank account not on record.
          o
          Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name/ownership) from yours.
          o
          Establishing certain services after the account is opened.
          You can obtain a signature guarantee from most banks, savings institutions, broker/dealers, and other guarantors acceptable to
          T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.
          3
          More About the Funds
          Organization and Management
          How are the funds organized?
















          PAGE 26
          Shareholders benefit from T. Rowe Price's 58 years of investment management experience.
          The funds are "diversified, open-end investment companies," or mutual funds, and were incorporated in Maryland in 1993. Mutual funds pool money received from shareholders and invest it to try and achieve specified objectives.
          What is meant by "shares"?
          As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

          Each share and fractional share entitles the shareholder to:
          o
          Receive a proportional interest in the fund's income and capital gain distributions;
          o
          Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in a fund's management contract.
             Do T. Rowe Price funds have annual shareholder meetings?
          The funds are not required to hold annual meetings and do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting if they wish for the purpose of voting on the removal of any fund director(s)/trustee(s). If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.
          Who runs each fund?
          All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price--specifically by the funds' portfolio managers.
          General Oversight.
          The funds are governed by a Board of Directors that meets regu-larly to review the funds' investments, performance, expenses, and other business affairs. The Board elects the funds' offi-cers. The policy of the funds is that a majority of Board members will be independent of T. Rowe Price.
          Portfolio Management.
             Each fund has an Investment Advisory Committee whose Chairman has day-to-day responsibility for managing the fund and works with the Committee in developing and executing the fund's invest-ment program. The Investment Advisory Committees are composed of the following members:
          Cash Reserves Fund.
          Edward A. Wiese, Chairman, Patrice L. Berchtenbreiter, Brian E. Burns, Paul W. Boltz, Robert P. Campbell, Donna M. Davis-Ennis,
















          PAGE 27
          James M. McDonald, Joan R. Potee, Robert M. Rubino, and Gwendolyn
          G. Wagner. Mr. Wiese joined T. Rowe Price in 1984 and has been managing investments since 1985.
          Limited-Term Bond Fund.
          Edward A. Wiese, Chairman, Paul W. Boltz, Robert P. Campbell, Christy M. DiPietro, Charles B. Hill, Cheryl A. Redwood, Robert
          M. Rubino, Thomas E. Tewksbury, Mark J. Vaselkiv, and Gwendolyn
          G. Wagner. Mr. Wiese joined T. Rowe Price in 1984 and has been managing investments since 1985.
          GNMA Fund.
          Peter Van Dyke, Chairman, Paul W. Boltz, Heather R. Landon, James
          M. McDonald, Edmund M. Notzon, Robert M. Rubino, Gwendolyn G. Wagner, and Charles P. Smith. Mr. Van Dyke has been managing investments since joining T. Rowe Price in 1985.
          Marketing.
          T. Rowe Price Investment Services, Inc., a wholly owned subsid-iary of T. Rowe Price, distributes (sells) shares of these and all other T. Rowe Price funds.
          Shareholder Services.
          T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the funds' transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202. How are fund expenses determined?
          Under the management agreement, all expenses of the funds will be paid by T. Rowe Price, except interest, taxes, brokerage commis-sions, directors' fees and expenses (including counsel fees and expenses) and extraordinary expenses. The Board of Directors of the funds reserves the right to impose additional fees against shareholder accounts to defray expenses which would otherwise be paid by T. Rowe Price under the management agreement. The Board does not anticipate levying such charges; such a fee, if charged, may be retained by the fund or paid to T. Rowe Price.
          The Management Fee.
          Each fund pays T. Rowe Price an annual all-inclusive fee based on its average daily net assets. The funds calculate and accrue the fee daily. (See "Transaction and Fund Expenses.")
          Understanding Performance Information
             This section should help you understand the terms used to describe fund performance. You will come across them in share-holder reports you receive from us, in our newsletter, The Price Report, in Insights articles, in T. Rowe Price advertisements, and in the media.
          Total Return
          Total return is the most widely used performance measure.
             Detailed performance information is included in the funds' annual and semiannual shareholder reports.
















          PAGE 28
          This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Including reinvested distributions means that total return numbers include the effect of compounding, i.e., you receive income and capital gain distributions on a rising number of shares.

          Advertisements for a fund may include cumulative or compound average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.
          Cumulative Total Return
          This is the actual rate of return on an investment for a speci-fied period. A cumulative return does not indicate how much the value of the investment may have fluctuated between the beginning and the end of the period specified.
          Average Annual Total Return
          This is always hypothetical. Working backward from the actual cumulative return, it tells you what constant year-by-year return would have produced the actual, cumulative return. By smoothing out all the variations in annual performance, it gives you an idea of the investment's annual contribution to your portfolio provided you held it for the entire period in question.
          Yield
             You will see frequent references to a fund's yield in our reports, in advertisements, in media stories, and so on.
          The current or "dividend yield" on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the average price during the given period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period. The Cash Reserves Fund may advertise a "current" yield, reflecting the latest 7-day income annualized, or an "effective" yield, which assumes the income has been reinvested in the fund.

          For the bond funds, the advertised or "SEC yield" is found by determining the net income per share (as defined by the SEC) earned by the fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The "SEC yield" may differ from the dividend yield.
          Investment Policies and Practices
          Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the funds achieve their objectives.
















          PAGE 29
          This section takes a detailed look at some of the types of securities each fund may hold in their portfolios and the various kinds of investment practices that may be used in day-to-day portfolio management. The funds' investment programs are subject to further restrictions and risks described in the "Statement of Additional Information." Each fund adheres to applicable invest-ment restrictions and policies at the time it makes an invest-ment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

          Shareholder approval is required to substantively change a fund's objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports.

          Each fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in the prospectus. For instance, the Limited-Term Bond Fund is not permitted to invest more than 10% of total assets in hybrid instruments. While these restrictions provide a useful level of detail about a fund's investment program, investors should not view them as an accurate guage of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid securities could have significantly more than a 5% impact on the Limited-Term Bond Fund's share price. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

             Changes in a fund's holdings, a fund's performance, and the contribution of various investments are discussed in the share-holder reports sent to you.
          Types of Portfolio Securities
             In seeking to meet their investment objectives, the funds may invest in any type of security or instrument (including, except for the Cash Reserves Fund, certain potentially high-risk deriva-tives) whose yield, credit quality, and maturity characteristics are consistent with the funds' investment programs. The following pages describe the principal types of portfolio securities and investment management practices of the funds.
          Fundamental policy:
          A fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer or more than 10% of the voting securities of the issuer would be held by a fund, provided that these limitations do not apply to a fund's purchases of securities issued or guaranteed by the U.S. govern-ment, its agencies, or instrumentalities.















          PAGE 30
             Bonds.
          A bond or money market instrument is usually an interest-bearing security--an IOU--issued by companies or governmental units. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates. Money market securities and bonds (such as a zero coupon bond) may also be issued in discounted form to reflect the rate of interest paid. In such a case, no coupon interest is paid, but the security's price is discounted so that the interest is realized when the security matures at face value.

          A bond's annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. Except for adjustable rate instruments, a money market security's interest rate, as reflected in the coupon rate or discount, is usually fixed for the life of the security. Its current yield (coupon or discount as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond's price usually rises when interest rates fall, and vice versa, so its yield stays current.

          Bonds may be unsecured (backed by the issuer's general creditworthiness only) or secured (also backed by specfied collateral).

          Certain bonds have interest rates that are adjusted periodically which tend to minimize fluctuations in their principal value. In calculating the fund's weighted average maturity, the maturity of these securities may be shortened under certain specfied condi-tions.

          Bonds may be senior or subordinated obligations. Senior obliga-tions generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt.
          Money Market Securities.
          The main types of money market securities in which the funds can invest are:
          o
          Commercial paper.
          unsecured promissory notes that corporations typically issue to finance current operations and other expenditures.
          o
          Treasury bills.

          PAGE 31















          debt obligations sold at discount and repaid at face value by the U.S. Treasury. Bills mature in one year or less and are backed by the full faith and credit of the U.S. government.
          o
          Certificates of deposit.
          receipts for funds deposited at large banks that guarantee a fixed interest rate over a specified time period.
          o
          Repurchase Agreements.
          contracts, usually involving U.S. government securities, that require one party to repurchase securities at a fixed price on a designated date.
          o
          Banker's acceptances.
          bank-isssued commitments to pay for merchandise sold in the import/export market.
          o
          Agency notes.
          debt obligations of agencies sponsored by the U.S. government that are not backed by the full faith and credit of the United States.
          o
          Medium-term notes.
          unsecured corporate debt obligations that are continuously offered in a broad range of maturities and structures.
          o
          Bank notes.
          unsecured obligations of a bank that rank on an equal basis with other kinds of deposits but do not carry FDIC insurance. Asset-Backed Securities.
          An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. Credit quality depends primarily on the quality of the underlying assets and the level of credit support, if any, provided by the issuer. The underlying assets (i.e., loans) are subject to prepayments which can shorten the securites' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, servicing agent, or of the financial institution providing the credit support. There is no limit on the fund's investment in these secutities. Mortgage-Backed Securities (Limited-Term and GNMA Funds).
          The funds may invest in a variety of mortgage-backed securities. For a general description of mortgage securities, see "Fund, Market, and Risk Characteristics: What to Expect." Mortgage-related securities in which the funds may invest include:
          o
          GNMA Certificates.

          PAGE 32















          GNMA certificates evidence interests in a pool of underlying mortgages with a maximum life of 15 or 30 years. However, due to both scheduled and unscheduled principal payments, GNMA certifi-cates have a shorter average life and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average life of a particular GNMA pool. However, it is standard industry practice to treat new issues of GNMA certificates as 30-year mortgage-backed securities having an average life of no greater than 12 years. Because the expected average life is a better indicator of the maturity characteristics of GNMA certificates, principal volatility and yield may be more comparable to 10-year Treasury bonds.
          o
          GNMA  Project Pass-through Securities.
          These securites are issued by GNMA for multi-family projects, i.e., low to moderate income housing, nursing homes, apartment rehabilitation, housing for the elderly or handicapped and the like. Unlike GNMA "modified pass through certificates," these bonds provide call protection for a term stated in the issue. The project loans can be made to either private enterprise or non-profit groups. There are penalties assessed for prepayments during the call protected period, creating a disincentive for early prepayment. These bonds incorporate the same standardized procedures as single-family pass-through certificates and full and timely payment of principal and interest is guaranteed by GNMA.
          Operating policy:
          The GNMA Fund will invest at least 65% of its assets in GNMA mortgage securities.
          o
          Collateralized Mortgage Obligations (CMOs).
          CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All inter-est and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create more definite maturities than is the case with the underlying mortgag-es. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments.
          Operating policy:
          The Limited-Term and GNMA Funds may invest up to 20% and 30% of their assets, respectively, in CMOs.
          o
          Stripped Mortgage Securities.
          Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments (IOs) and one principal
















          PAGE 33
          payments (POs). Unlike other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The fund could use IOs as a hedge against falling prepay-ing rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environ-ment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in prepayments can severly depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with and more rapidly than short-term interest rates. There is no guarantee the fund's investment in CMOs, IOs, or POs will be successful, and the fund's total return could be adversely affected as a result.
          Operating policy:
          The Limited-Term Bond and GNMA Funds may invest up to 10% of their total assets in stripped mortgage securities.
          Hybrid Instruments (Limited-Term and GNMA Funds)
          These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Hybrids can have volatile prices and limited liquidity. Thus, an investment in a hybrid may entail significant market risks that are not associat-ed with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the fund. There is no assurance that the fund's investment in hybrids will be successful.
          Operating policy:
          The fund may invest up to 10% of its total assets in hybrid instruments.















          PAGE 34
          High-Yield/High-Risk Investing (Limited-Term Fund).
          The total return and yield of lower quality (high-yield/high-risk) bonds, commonly referred to as "junk bonds," can be expect-ed to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds are regarded as predominantly specula-tive with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in low- and lower-medium-quality bonds involves greater investment risk and is highly dependent on T. Rowe Price's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices, because such events could lessen the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. Operating policy:
          The Limited-Term Fund will not purchase a non-investment grade debt security (or junk bond) if immediately after such purchase the fund would have more than 10% of its total assets invested in such securities.
          Private Placements.
          These securities are sold directly to a small number of inves-tors, usually institutions. Unlike public offerings, such securi-ties are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid and their sale may involve substantial delays and additional costs.
          Operating policy:
          No fund will invest more than 15% of its net assets (10% for Cash Reserves) in illiquid securites.
          Foreign Securities (Cash Reserves and Limited-Term Funds).
          The Limited-Term Fund may invest in foreign securities, including nondollar-denominated securities traded outside of the U.S. The Cash Reserves and Limited-Term Funds may invest without limita-tion in dollar-denominated securities of foreign issuers. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). To the extent the fund invests in developing countries, these risks are increased. Operating policy:
          The Limited-Term and Cash Reserves Funds may invest without limitation in U.S. dollar-denominated debt securities of foreign issuers, foreign branches of U.S. banks, and U.S. branches of















          PAGE 35
          foreign banks. The Limited-Term fund may invest up to 10% of its total assets (excluding reserves) in non-U.S. dollar-denominated fixed income securities principally traded in financial markets outside the United States.
          Types of Management Practices
          Cash reserves provide flexibility and serve as a short-term defense during periods of unusual market volatility.
          Cash Position (Limited-Term and GNMA Funds).
          The fund will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility. Borrowing Money and Transferring Assets.
          The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objectives and program. Such borrowings may be collateralized with fund assets, subject to restrictions.
          Fundamental policy:
          Borrowings may not exceed 33 1/3% of total fund assets.
          Operating policies:
          The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.
          Futures are used to manage risk; options give the investor the option to buy or sell an asset at a predetermined price in the future.
          Futures and Options (Limited-Term and GNMA Funds).
             Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options (another type of potentially high-risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The fund may buy and sell futures and options contracts for a number of reasons including: to manage its exposure to changes in interest rates, bond prices, and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; to attempt to enhance income; to protect the value of portfolio securities; and to adjust the portfolio's duration.

          The fund may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.
















          PAGE 36
          Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower the fund's total return; and the potential loss from the use of futures can exceed the fund's initital investment in such contracts.
          Operating policies:
          Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of a fund's net asset value. Options on securities: The total market value of securities against which a fund has written call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.
          Interest Rate Swaps (Limited-Term and GNMA Funds)
          The funds may enter into various interest rate transactions (a type of derivative investment) such as interest rate swaps and the purchase or sale of interest rate caps, collars and floors, to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic securities, or to structure transactions designed for other purposes.
          Operating policy:
          The funds will not invest more than 10% of their total assets in interest rate swaps.
          Managing Foreign Currency Risk (Limited-Term Fund)
          Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." The fund may also use these contracts to create a synthetic bond- -issued by a U.S. company, for example, but with the dollar component transformed into a foreign currency. Although foreign currency transactions will be used primarily to protect the fund's foreign securities from adverse currency movements rela-tive to the dollar, they involve the risk that anticipated currency movements will not occur and the fund's total return could be reduced.
          Operating policy:
          The Limited-Term Fund will not commit more than 10% of its total assets to forward currency contracts.
          Lending of Portfolio Securities.
          Like other mutual funds, the funds may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, a fund could experience delays in recovering its securities and possibly capital losses.
          Fundamental policy:
















          PAGE 37
          The value of loaned securities may not exceed 33 1/3% of a fund's total assets.
          When-issued securities (All Funds) and Forward Commitment Con-tracts (Limited-Term and GNMA Funds).
          The fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on the portion of the fund's fixed income investments in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund's net asset value than if the fund did not purchase them.
          Portfolio Turnover (Limited-Term and GNMA Funds).
          Although the fund will not generally trade for short-term prof-its, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs and result in additional gains. The Limited-Term and GNMA Fund's annualized portfolio turnover rates for the fiscal year ended October 31, 1994 were 173.8% and 61.5%, respectively, and for the fiscal year ended October 31, 1995 were 84.3% and 296.0%, respectively. In executing transactions, each fund's Board has authorized T. Rowe Price to use certain brokers who are indirectly related to T. Rowe Price.
          Bond Ratings and High-Yield Bonds.
          Larger bond issues are evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. T. Rowe Price research analysts also evaluate all portfolio hold-ings, including those rated by an outside agency. Other things being equal, lower-rated bonds have higher yields due to greater risk. "High-yield" bonds, also called "junk bonds," are those rated below BBB (see Table 6).
          ____________________________________________________________
          Ratings of Corporate Debt Securities

                    Moody's  Standard   Fitch  Definition
          Investors & Poor's Investors
                    Service, Corpora- Service,
                    Inc.       tion     Inc.
          ____________________________________________________________
          Long-Term Aaa         AAA      AAA           Highest
          quality
            _________________________________________________________
                    Aa          AA       AA            High quality















          PAGE 38
            _________________________________________________________
                    A           A        A             Upper
                                                       medium
                                                       grade
            _________________________________________________________
                    Baa         BBB      BBB           Medium
                                                       grade
            _________________________________________________________
                    Ba          BB       BB            Low grade
            _________________________________________________________
                    B           B        B             Specula-
                                                       tive
            _________________________________________________________
                    Caa,Ca      CCC,CC   CCC,CC        Submar-
                                                       ginal
            _________________________________________________________
                    Ca          C        C             Income bond,
                                                       no interest
                                                       paid
            _________________________________________________________
                    C           D        DDD,          Probably
                                         DD, D         in default
          ____________________________________________________________
                    Moody's          S&P        Fitch
          ____________________________________________________________
          Commer-   P-1 Superior    A-1+        F-1+
          cial      quality         Extremely   Exception-
          paper                     strong      ally strong
                                    quality     quality

                                    A-1 Strong  F-1 Very
                                    quality     strong
                                                quality
            ____________________________________________________________
                    P-2 Strong      A-2         F-2 Good
                    quality         Satisfac-   credit
                                    tory        quality
                                    quality
            _________________________________________________________
                    P-3             A-3         F-3 Fair
                    Acceptable      Adequate    credit
                    quality         quality     quality
            ____________________________________________________________
                                    B Specu-    F-S Weak
                                    lative      credit
                                    quality     quality
            _________________________________________________________
                                    C Doubtful
                                    quality
          ____________________________________________________________















          PAGE 39
          Table 6
          Asset Composition.
             Table 7 shows the average credit quality allocation of the Limited-Term Bond Fund's assets for the fiscal year ended October 31, 1995. (Equities and reserves are excluded.) Percentages are computed on a dollar-weighted basis and are an average of 12 monthly calculations.

          Limited-Term Bond Fund Assets Composition

                              Percent-          TRPS's
                              age of            Assessment
          Standard & Poor's   Total             Not Rated
          Rating              Assets            Securities
          ____________________________________________________________
          AAA                 11.5              48.5
          ____________________________________________________________
          AA                  0.7               0.0
          ____________________________________________________________
          A                   6.3               0.0
          ____________________________________________________________
          BBB                 12.1              0.0
          ____________________________________________________________
          BB                  1.5               0.0
          ____________________________________________________________
          B                   4.1               0.6
          ____________________________________________________________
          CCC                 0.0               0.0
          ____________________________________________________________
          CC                  0.0               0.0
          ____________________________________________________________
          C                   0.0               0.0
          ____________________________________________________________
          D                   0.0               0.0
          ____________________________________________________________
          Not Rated           49.1              0.0
          ____________________________________________________________
                              85.3              49.1
          ____________________________________________________________
          Table 7

























          PAGE 40








          PAGE 1

          4 Investing with T. Rowe Price

                                 Account Requirements and Transaction
                                 Information
     ________________________
     Always verify your
     transactions by carefully
     reviewing the
     confirmation we send
     you.  Please report any
     discrepancies to
     Shareholder Services.       Tax Identification Number
                                 We must have your correct social security or corporate tax identification number on a signed New Account Form or W-9 Form.
                                 Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

                                 Unless you request otherwise, one
                                 shareholder report will be mailed to
                                 multiple account owners with the same tax
                                 identification number and same zip code and
                                 to shareholders who have requested that
                                 their account be combined with someone
                                 else's for financial reporting.
     _________________________
     T. Rowe Price Trust
     Company
     1-800-492-7670
     1-410-625-6585              Employer-Sponsored Retirement Plans and
                                 Institutional Accounts

                                 Transaction procedures in the following
                                 sections may not apply to employer-
                                 sponsored retirement plans and
                                 institutional accounts. For procedures
                                 regarding employer-sponsored retirement
                                 plans, please call T. Rowe Price Trust
                                 Company or consult your plan administrator.
                                 For institutional account procedures,
                                 please call your designated account manager or service representative.

                                 Opening a New Account:  $2,500 minimum
                                 initial investment; $1,000 for retirement












                                 PAGE 2
                                 or gifts or transfers to minors (UGMA/UTMA) accounts

                                 Account Registration
                                 If you own other T. Rowe Price funds, be
                                 sure to register any new account just like
                                 your existing accounts so you can exchange
                                 among them easily. (The name and account
                                 type would have to be identical.)
     ________________________
     Regular Mail
     T. Rowe Price
     Account Services
     P.O. Box 17300
     Baltimore, MD
     21298-9353

     Mailgram, Express,
     Registered, or Certified
     Mail
     T. Rowe Price
     Account Services
     10090 Red Run Blvd.
     Owings Mills, MD 21117      By Mail
                                 Please make your check payable to T. Rowe
                                 Price Funds (otherwise it will be returned) and send your check together with the New
                                 Account Form to the address at left. We do not accept third party checks, except for IRA Rollover checks, to open new accounts.

                                 By Wire
                                 o Call Investor Services for an account
                                   number and give the following wire
                                   address to your bank:

                                   Morgan Guaranty Trust Co. of New York
                                   ABA# 021000238
                                   T. Rowe Price [fund name]
                                   AC-00153938
                                   account name(s), and account number

                                 o Complete a New Account Form and mail it
                                   to one of the appropriate addresses
                                   listed on the previous page.

                                   Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plans cannot be opened by wire.

                                 By Exchange












                                 PAGE 3
                                 Call Shareholder Services or use
                                 Tele*Access or PC*Access (see "Automated
                                 Services" under "Shareholder Services").
                                 The new account will have the same
                                 registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. (See explanation of "Excessive Trading" under "Transaction Procedures.")

                                 In Person
                                 Drop off your New Account Form at any of the locations listed on the cover and obtain a receipt.

                                 Purchasing Additional Shares: $100 minimum purchase; $50 minimum for retirement plans and Automatic Asset Builder

                                 By ACH Transfer
                                 Use Tele*Access, PC*Access, or call
                                 Investor Services if you have established electronic transfers using the ACH network.

                                 By Wire
                                 Call Shareholder Services or use the wire
                                 address in "Opening a New Account."
     ________________________
     Regular Mail
     T. Rowe Price Funds
     Account Services
     P.O. Box 89000
     Baltimore, MD
     21289-1500
     (For Mailgrams,
     Express, Registered,
     or Certified Mail,
     see previous section.)
                                 By Mail

                                 o Make your check payable to T. Rowe Price
                                   Funds (otherwise it may be returned).

                                 o Mail the check to us at the address shown
                                   at left with either a fund reinvestment
                                   slip or a note indicating the fund you
                                   want to buy and your fund account number.

                                 o    Remember to provide your account
                                   number and the fund name on your
                                   check.













                                 PAGE 4
                                 By Automatic Asset Builder
                                 Fill out the Automatic Asset Builder
                                 section on the New Account or Shareholder
                                 Services Form.


                                 Exchanging and Redeeming Shares

                                 By Phone
                                 Call Shareholder Services. If you find our phones busy during unusually volatile markets, please consider placing your order by Tele*Access, PC*Access (if you have previously authorized telephone services), mailgram or by express mail. For exchange policies, please see "Transaction Procedures and Special Requirements-- Excessive Trading."

                                 Redemption proceeds can be mailed to your
                                 account address, sent by ACH transfer, or
                                 wired to your bank (provided your bank
                                 information is already on file). For
                                 charges, see "Electronic Transfers--By
                                 Wire" under "Shareholder Services".
     _________________________
     For Mailgram,
     Express, Registered,
     or Certified mail,
     see addresses under
     "Opening a New Account."
                                 By Mail
                                 For each account involved, provide the
                                 account name, number, fund name, and
                                 exchange or redemption amount. For
                                 exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address below or as indicated at left. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see "Transaction Procedures and Special Requirements--Signature
                                 Guarantees").

                                 Regular Mail

                                 For nonretirement   For employer-sponsored
                                 and IRA accounts:   retirement accounts:
                                 T. Rowe Price       T. Rowe Price Trust
                                 Account Services    Company
                                 P.O. Box 89000      P.O. Box 89000












                                 PAGE 5
                                 Baltimore, MD       Baltimore, MD
                                 21289-0220          21289-0300

                                 Redemptions from employer-sponsored
                                 retirement accounts must be in writing;
                                 please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.


                                    Rights Reserved By the Fund
                                 The fund and its agents reserve the right
                                 to waive or lower investment minimums; to
                                 accept initial purchases by telephone or
                                 mailgram; to cancel or rescind any purchase
                                 or exchange (for example, if an account has
                                 been restricted due to excessive trading or
                                 fraud) upon notice to the shareholder
                                 within five business days of the trade or
                                 if the written confirmation has not been
                                 received by the shareholder,  whichever is
                                 sooner; to freeze any account and suspend
                                 account services when notice has been
                                 received of a dispute between the
                                 registered or beneficial account owners or
                                 there is reason to believe a fraudulent
                                 transaction may occur; to otherwise modify
                                 the conditions of purchase and any services
                                 at any time; or to act on instructions
                                 believed to be genuine.
     _______________________
     Shareholder Services
     1-800-225-5132
     1-410-625-6500              Shareholder Services

                                 Many services are available to you as a T.
                                 Rowe Price shareholder; some you receive automatically and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide contains detailed descriptions of these and other services.

                                 If you are a new T. Rowe Price investor,












                                 PAGE 6
                                 you will receive a Services Guide with our
                                 Welcome Kit.
     _________________________
     Investor Services
     1-800-638-5660
     1-410-547-2308              Note: Corporate and other entity accounts
                                 require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor
                                 Services.

                                 Retirement Plans
                                 We offer a wide range of plans for
                                 individuals and institutions, including
                                 large and small businesses: IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor
                                 Services. For information on all other
                                 retirement plans, please call our Trust
                                 Company at 1-800-492-7670.

                                 Exchange Service

                                 You can move money from one account to an existing identically registered account, or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the funds are registered.) Some of the T. Rowe Price funds may impose a redemption fee of .50% to 2%, payable to such funds, on shares held for less than one year, or in some funds, six months.

                                 Automated Services
     _________________________
     Tele*Access
     1-800-638-2587
     1-410-625-7676              Tele*Access. 24-hour service via toll-free
                                 number provides information on fund yields and prices, dividends, account balances, and your latest transaction as well as the ability to request prospectuses, account and tax forms, duplicate statements, checks, and to initiate purchase, redemption and exchange orders in your accounts (see "Electronic Transfers" below).

                                 PC*Access.  24-hour service via dial-up












                                 PAGE 7
                                 modem provides the same information as
                                 Tele*Access, but on a personal computer.
                                 Please call Investor Services for an
                                 information guide.

                                    Telephone and Walk-In Services
                                 Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

                                 Electronic Transfers
                                 By ACH. With no charges to pay, you can
                                 initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access, PC*Access or call Shareholder Services.

                                 By Wire. Electronic transfers can also be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

                                 Checkwriting (Not available for equity
                                 funds, or the High Yield Fund or Emerging
                                 Markets Bond Fund)
                                 You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

                                 Automatic Investing ($50 minimum)
                                 You can invest automatically in several
                                 different ways, including:

                                 o Automatic Asset Builder. You instruct us
                                   to move $50 or more from your bank
                                   account, or you can instruct your
                                   employer to send all or a portion of your paycheck to the fund or funds you designate.

                                      Note: If you are moving money from
                                   your bank account, and if the date you
                                   select for your transactions falls on a













                                 PAGE 8
                                   Sunday or Monday holiday, your order will be priced on the second business day following this date.

                                 o Automatic Exchange. You can set up
                                   systematic investments from one fund
                                   account into another, such as from a
                                   money fund into a stock fund.
     _________________________
     Discount Brokerage is a
     division of T. Rowe Price
     Investment Services, Inc.
                                 Discount Brokerage
                                 You can trade stocks, bonds, options,
                                 precious metals, and other securities at a savings over regular commission rates. Call Investor Services for information.

                                 Note: If you buy or sell T. Rowe Price
                                 Funds through anyone other than T. Rowe
                                 Price, such as broker-dealers or banks, you may be charged transaction or service fees by those institutions. No such fees are charged by T. Rowe Price Investment Services or the fund for transactions conducted directly with the fund.






























































































          PAGE 41
                         STATEMENT OF ADDITIONAL INFORMATION

                           T. ROWE PRICE SUMMIT FUNDS, INC.

                       T. Rowe Price Summit Cash Reserves Fund

                     T. Rowe Price Summit Limited-Term Bond Fund

                            T. Rowe Price Summit GNMA Fund

                                    (the "Funds")

               This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' prospectus dated March 1, 1996, which may be obtained from T. Rowe Price Investment Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202.

               If you would like a prospectus for a Fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses will be sent to you. Please read it carefully before you invest or send money.

               The date of this Statement of Additional Information is March 1, 1996.







































          PAGE 42
                                  TABLE OF CONTENTS

                                      Page                        Page

          Adjustable Rate Securities      Investment Objectives
          Adjustable Rate Mortgage  .      and Policies . . . . . .
           Securities . . . . . . . .     Investment Performance  .
          Asset-Backed Securities . .     Investment Program  . . .
          Capital Stock . . . . . . .     Investment Restrictions .
          Code of Ethics  . . . . . .     Legal Counsel . . . . . .
          Custodian . . . . . . . . .     Lending of Portfolio
          Distributor for Funds . . .      Securities . . . . . . .
          Dividends . . . . . . . . .     Management of Funds . . .
          Federal and State Registration  Money Market Securities .
           of Shares  . . . . . . . .     Mortgage-Related
          Foreign Currency                 Securities . . . . . . .
           Transactions . . . . . . .     Net Asset Value Per
          Foreign Securities  . . . .      Share  . . . . . . . . .
          Futures Contracts . . . . .     Options . . . . . . . . .
          Hybrid Commodity and Security   Portfolio Transactions  .
           Instruments  . . . . . . .     Pricing of Securities . .
          Illiquid or Restricted  . .     Principal Holders of
           Securities . . . . . . . .      Securities . . . . . . .
          Independent Accountants . .     Ratings of Commercial
          Industry Concentration  . .      Paper  . . . . . . . . .
            Instruments . . . . . . .     Ratings of Corporate
          Illiquid or Restricted  . .      Debt Securities  . . . .
           Securities . . . . . . . .     Repurchase Agreements . .
          Independent Accountants . .     Risk Factors  . . . . . .
          Industry Concentration  . .     Tax Status  . . . . . . .
          Interest Rate                   When-Issued Securities and
           Transactions . . . . . . .      Forward Commitment
          Investment Management           Contracts  . . . . . . .
           Services . . . . . . . . .     Yield Information . . . .


                          INVESTMENT OBJECTIVES AND POLICIES

               The following information supplements the discussion of the Funds' investment objectives and policies discussed in the pro-spectus. The Funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restric-tions of the Funds are not fundamental policies. Each Fund's operating policies are subject to change by its Board of Direc tors without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each Fund's fundamental policies may not be changed without the ap-proval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meet-ing of shareholders at which the holders of 50% or more of the shares are represented.

               Throughout this Statement of Additional Information, the "Fund" is intended to refer to each Fund listed on the cover page, unless otherwise indicated.


                                     RISK FACTORS

          Cash Reserves Fund

               There can be no assurance that the Fund will achieve its investment objectives or be able to maintain its net asset value per share at $1.00. The price of the Fund is not guaranteed or insured, and its yield is not fixed. While the Fund invests in high-grade money market instruments, investment in the Fund is not without risk even if all portfolio instruments are paid in full at maturity. An increase in interest rates could reduce the value of the Fund's portfolio investments, and a decline in in-terest rates could increase the value. Reference is also made to the sections entitled "Types of Securities" and "Portfolio Man-agement Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the Fund.

          Limited-Term Fund

               Because of its investment policy, the Fund may not be suit-able or appropriate for all investors. The Fund is not a money market fund and is not an appropriate investment for those whose primary objective is principal stability. There is risk in all investment. The Fund is designed for the investor who seeks to participate in a diversified portfolio of short- and intermedi-ate-term investment grade bonds and other debt securities (up to 10% of which may be below investment grade) which provide a high-er rate of income than a money market fund and less risk of capi-tal fluctuation than a portfolio of long-term debt securities. The value of the portfolio securities of the Fund will fluctuate based upon market conditions. Although the Fund seeks to reduce risk by investing in a diversified portfolio, such diversifica-tion does not eliminate all risk. There can, of course, be no assurance that the Fund will achieve these results. Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the Fund.

          GNMA Fund

               The Fund may or may not be suitable or appropriate for all investors. The Fund is designed for investors seeking the high-est current income and credit protection available from invest-ment in securities which are backed by the full faith and credit of the U.S. Government and other securities rated within the highest two credit categories established by a nationally recog-nized public rating agency, or, if unrated, of equivalent quality as determined by T. Rowe Price Associates, Inc. ("T. Rowe Price"). Consistent with a long-term investment approach, inves-tors in the Fund should not rely on the Fund for their short-term financial needs. The value of the portfolio securities of the Fund will fluctuate based upon market conditions. Although the Fund seeks to reduce risk by investing in a diversified portfo-lio, such diversification does not eliminate all risk. There can, of course, be no assurance that the Fund will achieve these results. Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discus-sions of the risks associated with the investments and practices described therein as they apply to the Fund.

               Because they consist of underlying mortgages, GNMA Securi-ties may not be an effective means of "locking in" long-term interest rates due to the need for the Fund to reinvest scheduled and unscheduled principal payments. The incidence of unscheduled principal prepayments is also likely to increase in mortgage pools owned by the Fund when prevailing mortgage loan rates fall below the mortgage rates of the securities underlying the indi-vidual pool. The effect of such prepayments in a falling rate environment is to (1) cause the Fund to reinvest principal pay-ments at the then lower prevailing interest rate, and (2) reduce the potential for capital appreciation beyond the face amount of the security and adversely affect the return to the Fund. Con-versely, in a rising interest rate environment such prepayments can be reinvested at higher prevailing interest rates which will reduce the potential effect of capital depreciation to which bonds are subject when interest rates rise. In addition, prepay-ments of mortgage securities purchased at a premium (or discount) will cause such securities to be paid off at par, resulting in a loss (gain) to the Fund. T. Rowe Price will actively manage the Fund's portfolio in an attempt to reduce the risk associated with investment in mortgage-backed securities.

               Debt Obligations

               Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general condi-tions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to poten-tially greater capital appreciation and depreciation than obliga-tions with shorter maturities and lower yields. The market pric-es of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio debt securities, and a decline in interest rates will generally increase the value of portfolio debt securi-ties. The ability of the Fund to achieve its investment objec-tive is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. Although the Fund seeks to reduce risk by portfolio diversifica-tion, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.

               After purchase by the Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. For the Cash Reserves Fund, the procedures set forth in Rule 2a-7, under the Investment Company Act of 1940, may require the prompt sale of any such security. For the other Funds, neither event will require a sale of such security by the Fund. However, T. Rowe Price will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. When purchasing unrated securities, T. Rowe Price, under the supervision of the Fund's

          Board of Directors, determines whether the unrated security is of a qualify comparable to that which the Fund is allowed to pur-chase.

               Securities backed by the full faith and credit of the United States (for example, GNMA and U.S. Treasury securities) are gen-erally considered to be among the most, if not the most, credit worthy investments available. While the U.S. government has hon-ored its credit obligations continuously for the last 200 years, political events in 1995 and 1996, at times, have called into question whether the United States would default on its obliga-tions. Such an event would be unprecedented and there is no way to predict its results on the securities markets or the Funds. However, it is very likely default by the U.S. would result in losses the the Funds.

               Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices de-scribed therein as they apply to the Fund.



          All Funds (except Cash Reserves Fund)

               Mortgage securities differ from conventional bonds in that principal is paid back over the life of the security rather than at maturity. As a result, the holder of a mortgage security (i.e., the Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. The inci-dence of unscheduled principal prepayments is also likely to increase in mortgage pools owned by the Fund when prevailing mortgage loan rates fall below the mortgage rates of the securi-ties underlying the individual pool. The effect of such prepay-ments in a falling rate environment is to (1) cause the Fund to reinvest principal payments at the then lower prevailing interest rate, and (2) reduce the potential for capital appreciation be-yond the face amount of the security. Conversely, the Fund may realize a gain on prepayments of mortgage pools trading at a discount. Such prepayments will provide an early return of prin-cipal which may then be reinvested at the then higher prevailing interest rate.

               The market value of adjustable rate mortgage securities ("ARMs"), like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Because of their periodic adjustment feature, ARMs should be more sensitive to short-term interest rates than long-term rates.
          They should also display less volatility than long-term mortgage securities. Thus, while having less risk of a decline during periods of rapidly rising rates, ARMs may also have less poten-tial for capital appreciation than other investments of compara-ble maturities. Interest rate caps on mortgages underlying ARM securities may prevent income on the ARM from increasing to pre-vailing interest rate levels and cause the securities to decline in value. In addition, to the extent ARMs are purchased at a premium, mortgage foreclosures and unscheduled principal prepay-ments may result in some loss of the holders' principal invest-ment to the extent of the premium paid. On the other hand, if ARMs are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will in-crease current and total returns and will accelerate the recogni-tion of income which when distributed to shareholders will be taxable as ordinary income.

          Cash Reserves and Limited-Term Bond Funds

                          Risk Factors of Foreign Investing

               There are special risks in foreign investing. Certain of these risks are inherent in any mutual fund investing in foreign securities while others relate more to the countries in which the Funds will invest. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

               Political and Economic Factors. Individual foreign econo-mies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1992, there were two military coup attempts in Venezuela and in 1992 the President of Brazil was impeached. In addition, signif-icant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border between North and South Korea.

               Governments in certain foreign countries continue to partic-ipate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these gov-ernments could have a significant effect on market prices of securities and payment of dividends. The economies of many for-eign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and econom-ic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

               Currency Fluctuations. The Funds will invest in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' assets denominated in that currency. Such changes will also affect the Funds' income. Generally, when a given currency ap-preciates against the dollar (the dollar weakens) the value of the Fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of the Funds' securities denominated in that currency would be expected to decline.

               Investment and Repatriation of Restrictions. Foreign in-vestment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restric-tions may limit at times and preclude investment in certain of such countries and may increase the cost and expenses of the Funds. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Addition-al or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain govern-ment consents. For example, capital invested in Chile normally cannot be repatriated for one year.

               Market Characteristics. Foreign stock and bond markets are generally not as developed or efficient as, and may be more vola-tile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Funds' portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of compa-rable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Fixed commis-sions on foreign stock exchanges are generally higher than nego-tiated commissions on United States exchanges, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government su-pervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practic-es, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to a Fund.

               Investment Funds. The Funds may invest in investment funds which have been authorized by the governments of certain coun-tries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these re-spective countries. The Funds' investment in these funds is subject to the provisions of the 1940 Act. If the Funds invest in such investment funds, the Funds' shareholders will bear not only their proportionate share of the expenses of the Funds (in-cluding operating expenses and the fees of the investment manag-
          er), but also will bear indirectly similar expenses of the under-lying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

               Information and Supervision. There is generally less pub-licly available information about foreign companies comparable to reports and ratings that are published about companies in the





















          PAGE 50
          United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting stan-dards, practices and requirements comparable to those applicable to United States companies. It also may be more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

               Taxes. The dividends and interest payable on certain of the Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income avail-able for distribution to the Funds' shareholders.

               Other. With respect to certain foreign countries, especial-ly developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the remov-al of funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect in-vestments by U.S. persons in those countries.

               Eastern Europe and Russia. Changes occurring in Eastern Europe and Russia today could have long-term potential conse-quences. As restrictions fall, this could result in rising stan-dards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly specula-tive at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned econo-mies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market econo-mies, little or no experience in trading in securities, no finan-cial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addi-tion, these countries may have national policies which restrict investments in companies deemed sensitive to the country's na-tional interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of a Fund's assets invested in such countries and these authorities may not qualify as a foreign custodian under the Investment Company Act of 1940 and exemptive relief from such Act may be required. All of these considerations are among the fac tors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia. Each Fund will only invest in a company located in, or a government of, Eastern Eu-rope and Russia, if it believes the potential return justifies the risk. To the extent any securities issued by companies in Eastern Europe and Russia are considered illiquid, each Fund will be required to include such securities within its 15% restriction on investing in illiquid securities.

          Latin America

               To the extent the fund invests in Latin America, such in-vestments will be subject to the factors discussed below.

               Inflation. Most Latin American countries have experienced, at one time or another, severe and persistent levels of infla-tion, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check and a generally debilitating effect on economic growth. Although inflation in many countries has less-ened, there is no guarantee it will remain at lower levels.

               Political Instability. The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and econom-ic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities markets.

               Foreign Currency. Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value rela-tive to the dollar. Certain Latin American countries also may restrict the free conversion of their currency into foreign cur-rencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund's inter-ests in securities denominated in such currencies.

               Sovereign Debt. A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.



          Limited-Term Bond Fund

          Special Risks of Investing in Junk Bonds

               The following special considerations are additional risk factors associated with the Fund's investments in lower rated debt securities.

               Youth and Growth of the Lower Rated Debt Securities Market. The market for lower rated debt securities is relatively new and its growth has paralleled a long economic expansion. Past expe-rience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower rated debt securities in the Fund's portfolio, the Fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher rated securities. An in-vestment in this Fund is more speculative than investment in shares of a fund which invests only in higher rated debt securi-ties.

               Sensitivity to Interest Rate and Economic Changes. Prices of lower rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay inter-est periodically and in cash. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

               Liquidity and Valuation. Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these secu-rities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in re-sponse to changes in the economy or the financial markets. Ad-verse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated debt securities, especially in a thinly traded mar-ket. To the extent the Fund owns or may acquire illiquid or restricted lower rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the Fund owns will affect its net asset value per share. If market quotations are not readily available for the Fund's lower rated or nonrated securities, these securities will be valued by a method that the Fund's Board of Directors believes accurately reflects fair value. Judgment plays a great-er role in valuing lower rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.



               Taxation. Special tax considerations are associated with investing in lower rated debt securities structured as zero cou-pon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

               Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions

          PAGE 54
          of the risks associated with the investments and practices de-scribed therein as they apply to the Fund.



















                                  INVESTMENT PROGRAM

               Set forth below is additional information about certain of the investments described in the Fund's prospectus.


                                 TYPES OF SECURITIES

                              Adjustable Rate Securities

               Generally, the maturity of a security is deemed to be the period remaining until the date (noted on the face of the instru-ment) on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, certain securities may be issued with adjustable interest rates that are reset periodi-cally by pre-determined formulas or indexes in order to minimize movements in the principal value of the investment. Such securi-ties may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed-rate obligations. These securities may take the following forms:

               Variable Rate Securities. Variable rate instruments may take the form of domestic certificates of deposit which provide for the adjustment of their interest rate on set dates and which, upon adjustment, can reasonably be expected to have a market value which approximates its par value. A variable rate instrument, the principal amount of which is scheduled to be paid in 397 calendar days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument which is subject to a demand feature which enti-tles the purchaser to receive the principal amount of the underlying security or securities, either (i) upon notice of no more than 30 days, or (ii) at specified intervals not exceeding 397 calendar days and upon no more than 30 days' notice, is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the

          PAGE 55
               interest rate or the period remaining until the principal amount can be recovered through demand.




















               Floating Rate Securities. Floating rate may take the form of corporate or bank holding company notes or Eurodollar certificates of deposit. These instruments provide for the adjustment of their interest rates whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. An instrument that is issued or guaranteed by the U.S. Gov-ernment or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days may be deemed to have a maturity equal to the period remain-ing until the next readjustment of the interest rate.

               Put Option Bonds. Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predeter-mined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.

               When-Issued Securities and Forward Commitment Contracts

               The Funds may purchase securities on a "when-issued" or delayed delivery basis ("When-Issueds") and the Limited-Term and GNMA Funds may purchase securities on a forward commitment basis ("Forwards"). The price of such securities, which may be ex-pressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for When-Issueds, but may be substantially longer for Forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will re-sult in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement the greater these risks are. At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in deter

          PAGE 56
          mining its net asset value. The Fund will cover these securities by maintaining cash and/or liquid, high-grade debt securities with its custodian bank equal in value to commitments for them during the time between purchase and settlement. Therefore, the longer this period, the longer the time during which alternative investment options are not available to the Fund (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

               To the extent the Fund remains fully or almost fully invest-ed (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the Fund's net asset value than if the Fund did not purchase them.

                               Money Market Securities

               The money market securities that the Funds may invest in are generally limited to those described below.

               U.S. Government Obligations. Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

               U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies.
          These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Feder-al Financing Bank, Farm Credit Banks, the Small Business Associa-tion, and the Tennessee Valley Authority. Some of these securi-ties are supported by the full faith and credit of the U.S. Trea-sury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

               Bank Obligations. Certificates of deposit, bankers' accep-tances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial

          PAGE 57
          transactions. Certificates of deposit may have fixed or variable rates. The Funds may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks.




















               Short-term Corporate Debt Securities. Outstanding noncon-vertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

               Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Cer-tain notes may have floating or variable rates.

               Foreign Government Securities. Issued or guaranteed by a foreign government, province, instrumentality, political subdivi-sion or similar unit thereof. However, the Cash Reserves Fund will only purchase these securities if they are payable in U.S. dollars.

               Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

               Supranational Agencies. The Funds may also invest in the securities of certain supranational entities, such as the Inter-national Development Bank.

               First Tier Money Market Securities Defined. At least 95% of the Cash Reserves Fund's total assets will be maintained in first tier money market securities. First tier money market securities are those which are described as First Tier Securities under Rule 2a-7 of the Investment Company Act of 1940. These include any security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any securi-ty within that class that is comparable in priority and security with the security) by any two nationally recognized statistical rating organizations (NRSROs) (or if only one NRSRO has issued a rating, that NRSRO) in the highest rating category for short-term debt obligations (within which there may be sub-categories). First Tier Securities also include unrated securities comparable in quality to rated securities, as determined by T. Rowe Price pursuant to written guidelines established in accordance with

          PAGE 58
          Rule 2a-7 under the Investment Company Act of 1940 under the supervision of the Fund's Board of Directors.

                             Mortgage-Related Securities

          Limited-Term and GNMA Funds



















               Mortgage-related securities in which the Fund's may invest include, but are not limited to those described below. The GNMA Fund will invest at least 65% of its assets in GNMA mortgage securities.

               Mortgage-Backed Securities. Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund.
          This is in contrast to traditional bonds where principal is nor-mally paid back at maturity in a lump sum. Unscheduled prepay-ments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the under-lying mortgage pool is prepaid, an unscheduled principal prepay-ment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by pre-payments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

               U.S. Government Agency Mortgage-Backed Securities. These are obligations issued or guaranteed by the United States Govern-ment or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") and the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC and FAMC obli-gations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securi-ties are supported by the instrumentality's right to borrow from

          PAGE 59
          the United States Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC and FAMC guarantees timely distribu-tions of interest to certificate holders. GNMA and FNMA guaran-


















          tee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues
          Mortgage-Backed Securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions.

               Ginnie Mae Certificates. Ginnie Mae is a wholly-owned cor-porate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

               Fannie Mae Certificates. Fannie Mae is a federally char-tered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by Fannie Mae. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. Government.

               Freddie Mac Certificates. Freddie Mac is a corporate in-strumentality of the United States created pursuant to the Emer-gency Home Finance Act of 1970, as amended (the "FHLMC Act").

          PAGE 60
          Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. Freddie Mac guarantees timely payment of inter-est and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities is issues. The obligations of Freddie Mac are obliga-tions solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.




















               Farmer Mac Certificates. The Federal Agricultural Mortgage Corporation ("Farmer Mac") is a federally chartered instrumental-ity of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). Farmer Mac was chartered primarily to attract new capital for financing of agri-cultural real estate by making a secondary market in certain qualified agricultural real estate loans. Farmer Mac provides guarantees of timely payment of principal and interest on securi-ties representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate ("Farmer Mac Certificates"). Similar to Fannie Mae and Freddie Mac, Farmer Mac's Certificates are not supported by the full faith and credit of the U.S. Government; rather, Farmer Mac may borrow up from the U.S. Treasury to meet its guaranty obliga-tions.

               As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a Mortgage-Backed Security, is the principal investment risk for a purchaser of such securities, like the Fund. Over time, any pool of mortgages will experience prepayments due to a variety of factors, includ-ing (1) sales of the underlying homes (including foreclosures),
          (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as the level of interest rates and economic growth. Thus, investors normally expect pre-payment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the Mortgage-Backed Security is likely to be substantially short-er than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Mortgage-Backed Security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Mae Certificates are backed by

          PAGE 61
          mortgages of this type, and, accordingly, the generally accepted practice treats Ginnie Mae Certificates as 30-year securities which prepay full in the 12th year. FNMA and Freddie Mac Certif-icates may have differing prepayment characteristics.

               Fixed Rate Mortgage-Backed Securities bear a stated "coupon rate" which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.


















               Payments to holders of Mortgage-Backed Securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of Mortgage-Backed Securities is calculated by dividing interest payments by the purchase price paid for the Mortgage-Backed Secu-rities (which may be at a premium or a discount from the face value of the certificate).

               Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Mortgage-Backed Securities. Because of the variation in the life of the pools of mortgages which back various Mortgage-Backed Securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of Mortgage-Backed Securities will differ sig-nificantly from the yield estimated by using an assumption of a certain life for each Mortgage-Backed Security included in such a portfolio as described above.

               Fixed Rate Mortgage-Backed Securities bear a stated "coupon rate" which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

               Payments to holders of Mortgage-Backed Securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of Mortgage-Backed Securities is calculated by dividing interest payments by the purchase price paid for the Mortgage-Backed Secu-rities (which may be at a premium or a discount from the face value of the certificate).

          PAGE 62
               Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Mortgage-Backed Securities. Because of the variation in the life of the pools of mortgages which back various Mortgage-Backed Securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of Mortgage-Backed Securities will differ sig-nificantly from the yield estimated by using an assumption of a certain life for each Mortgage-Backed Security included in such a portfolio as described above.


















               U.S. Government Agency Multiclass Pass-Through Securities. Unlike CMOs, U.S. Government Agency Multiclass Pass-Through Secu-rities, which include FNMA Guaranteed REMIC Pass-Through Certifi-cates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs in-clude multiclass pass-through securities.

               Multi-Class Residential Mortgage Securities. Such securi-ties represent interests in pools of mortgage loans to residen-tial home buyers made by commercial banks, savings and loan asso-ciations or other financial institutions. Unlike GNMA, FNMA and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. Government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been histori-cally higher than the yields on U.S. government mortgage securi-ties. However, the risk of loss due to default on such instru-ments is higher since they are not guaranteed by the U.S. Govern-ment or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subor-dinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

               Privately-Issued Mortgage-Backed Certificates. The Fund may also invest in pass-through certificates issued by non-governmen-tal issuers. Pools of conventional residential mortgage loans




































          PAGE 63
          created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, pri-vate insurance or the mortgage poolers. Such insurance and guar-antees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Fund's quality standards.

               Collateralized Mortgage Obligations (CMOs). The Limited-Term and GNMA Funds may invest up to 30% and 20% of their total assets, respectively, in collateralized mortgage obligations
          (CMOs).

               CMOs are bonds that are collateralized by whole loan mort-gages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the par-ticular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as spec-ified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate secu rities with short, intermediate and long final maturities and expected average lives.

               CMO structures may also include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or less-er risk of prepayment than other types of mortgage-related secu-rities.

               The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (re-sulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs. The pric-es of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liq-uid as other securities.

               Stripped Mortgage-Backed Securities. These are a type of potentially high-risk derivative. The Limited-Term Fund may in-vest up to 10% of its total assets in stripped mortgage securi-ties. The GNMA Fund may invest up to 10% of its total assets in these securities, however, it has no current intention of invest-ing more than 5% of its total assets in them.

               Stripped Agency Mortgage-Backed securities represent inter-ests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described below with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direc-tion as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended (the

          "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

               The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepay-ments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount, but not the timing, of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing, but not the amount, of cash flows received by investors in POs. A rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of princi-pal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of princi-pal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

               The staff of the Securities and Exchange Commission has advised the Fund that it believes the Fund should treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Fund's net assets. Under the Staff's position, the determination of whether a particular government-issued IO and PO backed by fixed rate mortgages may be made on a case by case basis under guidelines and standards es-tablished by the Fund's Board of Directors. The Fund's Board of Directors has delegated to T. Rowe Price the authority to deter-mine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon rela-tive to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the num-ber of dealers who make a market in the IO or PO. The Fund will treat non-government-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the Secu-rities and Exchange Commission modifies its position.

               Adjustable Rate Mortgage Securities ("ARMs"). ARMs, like fixed rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate "index" such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the "margin," to the interest rate of the index. Investment in ARM securities allows the Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer term fixed rate mortgage securities. The ARM securities in which the Fund expects to invest will generally adjust their interest rates at regular intervals of one year or less. ARM securities are a less effec-tive means of locking in long-term rates than fixed rate mortgag-es since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during peri-ods of falling rates.

               Characteristics of Adjustable Rate Mortgage Securities. The interest rates paid on the mortgages underlying ARM securities are reset at regular intervals by adding an interest rate margin to a specified interest rate index. There are three main catego-ries of indices: those based on U.S. Treasury securities such as the constant maturity treasury rate (CMT); those derived from a calculated measure such as a cost of funds index (COFI) or a moving average of mortgage rates; and those based on certain actively traded or prominent short-term rates such as the LIBOR. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in interest rate levels. Others, such as COFI tend to lag behind changes in market rate levels but reset monthly thus tending to be somewhat less volatile. Such a delay in adjusting to changes in interest rates may cause securi-ties owned by the Fund to increase or decrease in value, particu-larly during periods between interest adjustment dates.

               ARMs will frequently have caps and floors which limit the maximum amount by which the interest rate to the residential borrower may move up or down, respectively, each adjustment peri-od and over the life of the loan. Interest rate caps on ARM securities may cause them to decrease in value in an increasing interest rate environment. Such caps may also prevent their income from increasing to levels commensurate with prevailing interest rates. Conversely, interest rate floors on ARM securi ties may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. However, this increase may be tempered by the acceleration of prepayments.

               Mortgage securities generally have a maximum maturity of up to 30 years. However, due to the adjustable rate feature of ARM securities, their prices are considered to have volatility char-acteristics which approximate the average period of time until the next adjustment of the interest rate. As a result, the prin-cipal volatility of ARM securities may be more comparable to short- and intermediate-term securities than to longer term fixed rate mortgage securities. Prepayments however, will increase their principal volatility. See also the discussion of Mortgage-Backed Securities on page __.

               Other Mortgage Related Securities. The Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securi-ties may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment manager will, consistent with the Fund's objective, policies and quality stan-dards, consider making investments in such new types of securi-ties.

                               Asset-Backed Securities

               Each Fund may invest a portion of its assets in debt obliga-tions known as asset-backed securities.

               The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provid-ed to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a re-sult, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified either as pass-through certificates or collateralized obligations.

               Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an under-lying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support".

               Asset-backed securities issued in the form of debt instru-ments, also known as collateralized or pay-through obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issu-ing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

               Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many as-set-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed secu-rities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support". Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples

          PAGE 69
          include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the alloca-


















          tion of interest and principal of the assets backing the securi-
          ty), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which ad-just as a specified benchmark changes) or scheduled amortization of principal.

               Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

               Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, gener-ally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, ("external credit enhancement") through various means of structuring the transaction ("internal credit enhance-ment") or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securi-ties" (multiple class asset-backed securities with certain class-es subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initial pay-ments on the underlying assets, are held in reserve against fu-ture losses) or that have been "overcollateralized" (where the

























          PAGE 70
          scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees).
          The degree of credit support provided on each issue is based generally on historical information respecting the level of cred-it risk associated with such payments. Depending upon the type of assets securitized, historical information on credit risk and prepayment rates may be limited or even unavailable. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

               Automobile Receivable Securities. The Fund may invest in Asset-Backed Securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or install-ment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Auto-mobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

               Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the origi-nator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in viola-tion of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts supe-rior to that of the holders of Automobile Receivable Securities. Also although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against compet-ing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle fi-nanced, pursuant to the Automobile Contracts underlying the Auto-mobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collater-al may not, in some cases, be available to support payments on the securities. In addition, various state and federal securi-ties laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

               Credit Card Receivable Securities. The Fund may invest in Asset Backed Securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Con-tracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of addi-tional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be trans-ferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

               Credit cardholders are entitled to the protection of a num-ber of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Ac-counts. In addition, unlike most other Asset Backed Securities, Accounts are unsecured obligations of the cardholder.

               Other Assets. Asset Backed Securities backed by assets other than those described above, including, but not limited to, small business loans and accounts receivable, equipment leases, commercial real estate loans, boat loans and manufacturing hous-ing loans. The Fund may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies.

               There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the Fund reserves the right to invest in these securities.

                                  Hybrid Instruments

          Limited-Term and GNMA Funds

               The Funds may invest up to 10% of their total assets in hybrid instruments.

               Hybrid Instruments (a type of potentially high-risk deriva-tive) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Gener-ally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of depos-it or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodi-ties (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indi-ces (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or com-modity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

               Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-de-nominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for pay-offs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding cur-rency risk, limiting downside market risk, and lowering transac-tions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

               The risks of investing in Hybrid Instruments reflect a com-bination of the risks of investing in securities, options, fu-tures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a simi-lar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears inter-est either at a fixed rate or a floating rate determined by ref-erence to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the pric-es of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instru-ment and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the fu-ture. Reference is also made to the discussion of futures, op-tions, and forward contracts herein for a discussion of the risks associated with such investments.

               Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depend-ing on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid In-strument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

               Hybrid Instruments may bear interest or pay preferred divi-dends at below market (or even relatively nominal) rates. Alter-natively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain).
          The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

               Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the second-ary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market with-out the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instru-ment, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trad-ing Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

               The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctua-tions in the net asset value of the Fund. Accordingly, the Fund will limit its investments in Hybrid Instruments to 10% of net assets. However, because of their volatility, it is possible that the Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).

                          Illiquid or Restricted Securities
























          PAGE 75
               Restricted securities may be sold only in privately negoti-ated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Fund's Board of Directors. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% (10% for Cash Reserves) of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take ap-propriate steps to protect liquidity.

               Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price under the supervi-sion of the Fund's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus sub-ject to the Fund's restriction of investing no more than 15% (10% for Cash Reserves) of its assets in illiquid securities. A de-termination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price will consider the trading markets for the specific security tak-ing into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchases,
          (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to de-termine what, if any, steps are required to assure that the Fund does not invest more than 15% (10% for Cash Reserves) of its

          PAGE 76



















          assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

               There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the Funds may invest in these securities.


                            PORTFOLIO MANAGEMENT PRACTICES

                            Foreign Currency Transactions

          Limited-Term Fund

               A forward foreign currency contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between curren-cy traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

               The Limited-Term Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund's use of such contracts would include, but not be limited to, the follow-ing:

               First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency in-volved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.


          PAGE 77
               Second, when T. Rowe Price believes that one currency may experience a substantial movement against another currency, in-


















          cluding the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approxi-mating the value of some or all of the Fund's portfolio securi-
          ties denominated in such foreign currency.   Alternatively, where
          appropriate, the Fund may hedge all or part of its foreign cur-rency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effec-tive proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denomi-nated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The pre-cise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those secu-rities between the date the forward contract is entered into and the date it matures. The projection of short-term currency mar-ket movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price believes that it is important to have the flexibility to enter into such forward contracts when it deter-mines that the best interests of the Fund will be served.

               Third, the Fund may use forward contracts when the Fund wishes to hedge out of the dollar into a foreign currency in order to create a synthetic bond or money market instrument -- the security would be issued in U.S. dollars but the dollar com-ponent would be transformed into a foreign currency through a forward contract.

               The Fund may enter into forward contracts for any other purpose consistent with the Fund's investment objective and pro-gram. However, the Fund will not enter into a forward contract, or maintain exposure to such contract(s), if the amount of for-eign currency requires to be delivered thereunder would exceed the Fund's holdings of liquid, high-grade debt securities and currency available for cover of the forward contract(s). In

          PAGE 78
          determining the amount to be delivered under a contract, the Fund may net offsetting positions.




















               At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

               If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward con-tract to sell the foreign currency. Should forward prices de-cline during the period between the Fund's entering into a for-ward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the for-eign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

               The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into for-ward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropri-ate by T. Rowe Price. It also should be realized that this meth-od of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the secu-rities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged curren-cy, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

               Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of

          PAGE 79
          currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

                           Lending of Portfolio Securities

               Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other col-lateral as may be permitted under its investment program. While the securities are being lent, each Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign mar-kets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securi-ties in such foreign markets. The Funds will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would jus-tify the risk.

          Other Lending/Borrowing

               Subject to approval by the Securities and Exchange Commis-sion, and certain state regulatory agencies, each Fund may make loans to, or borrow funds from, other mutual funds sponsored or advised by T. Rowe Price or Price-Fleming (collectively, "Price Funds"). The Funds have no current intention of engaging in these practices at this time.

          PAGE 80
                                Repurchase Agreements

               Each Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified inter-est. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. Each Fund will only enter into repurchase agreements where (i) (A) Cash Reserves Fund -- the underlying securities are either U.S. government securities or securities that, at the time the repurchase agreement is entered into, are rated in the high-est rating category by the requisite number of NRSROs (as re-quired by Rule 2a-7 under the 1940 Act) and otherwise are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly (however, the underlying securities will either be U.S. government securities or securities which, at the time the repurchase agreement is entered into, are rated in the highest rating category by pubic rating agencies), (B) Limited-Term and GNMA Funds -- the underly-ing securities are of the type (excluding maturity limitations) which each Fund's investment guidelines would allow it to pur-chase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodi-an or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the un-derlying security during the period while the Fund seeks to en-force its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

                            Reverse Repurchase Agreements

               Although the Fund has no current intention, in the foresee-able future, of engaging in reverse repurchase agreements, the Fund reserves the right to do so. Reverse repurchase agreements

          PAGE 81
          are ordinary repurchase agreements in which a Fund is the seller of, rather than the investor in, securities, and agrees to repur-chase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agree-


















          ment may be viewed as a type of borrowing by the Fund, subject to Investment Restriction (1). (See "Investment Restrictions," page __.)

                                       Options

               Options are a type of potentially high-risk derivative.

          Limited-Term and GNMA Funds

                             Writing Covered Call Options

               Each Fund may write (sell) American or European style "cov-ered" call options and purchase options to close out options previously written by a Fund. In writing covered call options, a Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on secu-rities or currencies which, in T. Rowe Price's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for a Fund.

               A call option gives the holder (buyer) the "right to pur-chase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option contin-ues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security

          PAGE 82
          or currency or other assets in accordance with the rules of a clearing corporation.

               The Funds will write only covered call options. This means that a Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an ac-count consisting of cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities or curren-cies.

               Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price in-crease in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securi-ties or currencies not subject to an option, a Fund has no con-trol over when it may be required to sell the underlying securi-ties or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writ-er. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the under-lying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Funds do not consider a security or currency covered by a call to be "pledged" as that term is used in the Funds' policy which limits the pledging or mortgaging of its assets.

               The premium received is the market value of an option. The premium a Fund will receive from writing a call option will re-flect, among other things, the current market price of the under-lying security or currency, the relationship of the exercise price to such market price, the historical price volatility of

          PAGE 83
          the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made,
          T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability of the Fund. This lia-bility will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of a Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expira-tion of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

               Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a dif-ferent exercise price or expiration date or both. If a Fund desires to sell a particular security or currency from its port-folio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that a Fund will be able to effect such closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a secu-rity or currency that it might otherwise have sold. When a Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. Each Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

               Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exer-cise price of the options may be below, equal to, or above the

          PAGE 84
          current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

               A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund. In order to comply with the requirements of several states, a Fund will not write a covered call option if, as a result, the aggre-gate market value of all portfolio securities or currencies cov-ering call or put options exceeds 25% of the market value of a Fund's net assets. Should these state laws change or should the Funds obtain a waiver of its application, the Fund reserves the right to increase this percentage. In calculating the 25% limit, the Funds will offset against the value of assets covering writ-ten calls and puts, the value of purchased calls and puts on identical securities with identical maturity dates.

                             Writing Covered Put Options

               The Funds may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obliga-tion to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expira-tion of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

               Each Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt

          PAGE 85
          obligations in an amount not less than the exercise price or each Fund will own an option to sell the underlying security or cur-rency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be depos-ited in escrow to secure payment of the exercise price.)

               A Fund would generally write covered put options in circum-stances where T. Rowe Price wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event a Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since a Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncer-tainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, a Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

               In order to comply with the requirements of several states, the Funds will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or curren-cies covering put or call options exceeds 25% of the market value of each Fund's net assets. Should these state laws change or should each Fund obtain a waiver of their application, each Fund reserves the right to increase this percentage. In calculating the 25% limit, each Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical matu-rity dates.

                                Purchasing Put Options

                 Each Fund may purchase American or European style put options. As the holder of a put option, each Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the

          PAGE 86
          expiration of the option (European style). Each Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Each Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

               A Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or curren-cy where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

               Each Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By pur-chasing put options on a security or currency it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the un-derlying security or currency remains equal to or greater than the exercise price during the life of the put option, a Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transac-tion.

               To the extent required by the laws of certain states, each Fund may not be permitted to commit more than 5% of its assets to premiums when purchasing put and call options. Should these state laws change or should each Fund obtain a waiver of their application, each Fund may commit more than 5% of its assets to premiums when purchasing call and put options. The premium paid by a Fund when purchasing a put option will be recorded as an

          PAGE 87
          asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of each Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

                               Purchasing Call Options




















                 Each Fund may purchase American or European style call options. As the holder of a call option, each Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). Each Fund may enter into closing sale transactions with respect to such op-tions, exercise them or permit them to expire. Each Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its cur-rent return. Each Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

               Call options may be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfo-lio. Utilized in this fashion, the purchase of call options enables a Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases.
          So long as it holds such a call option rather than the underlying security or currency itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call op-tion to expire, incurring a loss only to the extent of the premi-um paid for the option.

               To the extent required by the laws of certain states, each Fund may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these

          PAGE 88
          state laws change or should each Fund obtain a waiver of their application, each Fund may commit more than 5% of its assets to premiums when purchasing call and put options. Each Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

                          Dealer (Over-the-Counter) Options




















               The Funds may engage in transactions involving dealer op-tions. Certain risks are specific to dealer options. While a Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

               Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expi-ration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While each Fund will seek to enter into dealer options only with deal-ers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to se-cure the position while it is obligated under the option. This

          PAGE 89
          requirement may impair a Fund's ability to sell portfolio securi-ties or currencies at a time when such sale might be advanta-geous.

               The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Funds may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maxi-mum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, each Fund will treat dealer options as subject to the Fund's limitation on unmarket-able securities. If the SEC changes its position on the liquidi-ty of dealer options, each Fund will change its treatment of such instrument accordingly.

                              Interest Rate Transactions

          Limited-Term and GNMA Funds

               The Funds may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors, to preserve a return or spread on a partic-ular investment or portion of its portfolio, to create synthetic securities, or to structure transactions designed for other non-speculative purposes.

               Interest rate swaps involve the exchange by the Funds with third parties of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a prede-termined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor enti-tles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of in-terest on a contractually-based principal amount from the party selling the interest rate floor. In circumstances in which T. Rowe Price anticipates that interest rates will decline, the Funds might, for example, enter into an interest rate swap as the floating rate payor. In the case where the Funds purchase such an interest rate swap, if the floating rate payments fell below

          PAGE 90
          the level of the fixed rate payment set in the swap agreement, the Funds counterparties would pay the Funds' amounts equal to interest computed at the difference between the fixed and float-ing rates over the national principal amount. Such payments would offset or partially offset the decrease in the payments the Funds would receive in respect of floating rate assets being hedged. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Funds would receive payments from the counterparties which would wholly or partially offset the decrease in the payments they would receive in respect of the financial instruments being hedged.

               The Funds will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the


















          Funds receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Funds' obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in an account by the Funds' custodian. If the Funds enter into an interest rate swap on other than a net basis, the Funds would maintain an account in the full amount accrued on a daily basis of the Funds' obligations with respect to the swap. To the extent the Funds sell (i.e., writes) caps and floors, it will maintain in an account cash or high-quality liquid debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Funds' obliga-tions with respect to any caps or floors. The Funds will not enter into any interest rate swap, cap or floor transaction un-less the unsecured senior debt or the claims paying ability of the counterparty thereto is rated at least A by S&P. T. Rowe Price will monitor the creditworthiness of counterparties on an ongoing basis. If there is a default by the other parties to such a transaction, the Funds will have contractual remedies pursuant to the agreements related to the transaction.

               The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documen-tation. T. Rowe Price has determined that, as a result, the swap market has become relative liquid. The Funds may enter into interest rate swaps only with respect to positions held in their portfolios. Interest rate swaps do not involve the delivery of

          PAGE 91
          securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are con-tractually obligated to make. If the other parties to interest rate swaps default, the Funds' risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their right to receive interest on loan in-terests and their right and obligation to receive and pay inter-est pursuant to interest rate swaps.

               The aggregate purchase price of caps and floors held by the Funds may not exceed 10% of the Funds' total assets. The Funds may sell (i.e., write) caps and floors without limitation, sub-ject to the account coverage requirement described above.


















                                  Futures Contracts

          Limited-Term and GNMA Funds

          Transactions in Futures

               The Fund may enter into futures contracts (a type of poten-tially high-risk derivative), including stock index, interest rate and currency futures ("futures or futures contracts").

               Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for T. Rowe Price to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Fund may purchase or sell fu-tures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

               Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange

          PAGE 92
          rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

               The Fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London, at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo, at the Tokyo Stock Ex-change. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purpos-es, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

          Regulatory Limitations



















               The Fund will engage in futures contracts and options there-on only for bona fide hedging, yield enhancement, and risk man-agement purposes, in each case in accordance with rules and regu-lations of the CFTC and applicable state law.

               The Fund may not purchase or sell futures contracts or re-lated options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized loss-es on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on fu-tures contracts and foreign currency options traded on a commodi-ties exchange will be considered "related options". This policy may be modified by the Board of Directors/Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

               In accordance with the rules of the State of California, the Fund may have to apply the above 5% test without excluding the value of initial margin and premiums paid for bona fide hedging positions.


          PAGE 93
               The Fund's use of futures contracts will not result in le-verage. Therefore, to the extent necessary, in instances involv-ing the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. govern-ment securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

               If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.


















          Trading in Futures Contracts

               A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a debt security) for a spec-ified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be main-tained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as sell-ing a contract or holding a short position.

               Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instru-ments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange dur

          PAGE 94
          ing the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

               If the price of an open futures contract changes (by in-crease in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favor-able price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

               These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a pro-cess known as "marking to the market." The Fund expects to earn interest income on its margin deposits.




















               Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instru-ments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting fu-tures contract sale or purchase, respectively, for the same ag-gregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures con-tract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

               As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obliga-tions arising from the sale of one contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in Septem

          PAGE 95
          ber, the "delivery month") by the purchase of one contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

               A futures contract on the Standard & Poor's 500 Stock Index, composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange, provides an example of how fu-tures contracts operate. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those com-mon stocks. In the case of futures contracts on the S&P 500 Index, the contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The contract specifies that no deliv-ery of the actual stocks making up the index will take place. Instead, settlement in cash occurs. Over the life of the con-tract, the gain or loss realized by the Fund will equal the dif-ference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into the example contract above and the S&P 500 Index is at $154 on the termination date, the Fund will gain $2,000 (500 units x gain of $4). If, however, the S&P 500 Index is at $148 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

          Special Risks of Transactions in Futures Contracts

               Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

               Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading ses-sion. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit

          PAGE 96
          potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasion-ally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liqui-dation of futures positions and subjecting some futures traders to substantial losses.

               Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the inves-tor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a pur-chase or sale of a futures contract may result in losses in ex-cess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underly-ing financial instrument and sold it after the decline. Further-


















          more, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obli-gations under a futures contract, the Fund earmarks to the fu-tures contract money market instruments equal in value to the current value of the underlying instrument less the margin depos-it.

               Liquidity. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

               Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Al-though the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an

          PAGE 97
          exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying in-struments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

               Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market be-havior, market or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect corre-lation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, at-


















          tempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant corre-lation with movements in the prices of the Fund's underlying instruments sought to be hedged.

               Successful use of futures contracts by the Fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instru-ments underlying futures might advance and the value of the un-derlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain de-gree, T. Rowe Price believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a de-cline in the market (adversely affecting the underlying instru-ments held in its portfolio) and prices instead increased, the

          PAGE 98
          Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would re-flect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.


               In addition to the possibility that there might be an imper-fect correlation, or no correlation at all, between price move-ments in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying in-struments due to certain market distortions. First, all partici-pants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures mar-kets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by spec-ulators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and move-ments in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.

          Options on Futures Contracts

               The Fund may purchase and sell options on the same types of futures in which it may invest.

               Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at

          PAGE 99
          any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures mar-gin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

               As an alternative to writing or purchasing call and put options on interest rate futures, the Fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures con-tracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other T. Rowe Price Funds. Such aggregated orders would be allocated among the Funds and the other T. Rowe Price Funds in a fair and non-discriminatory manner.

          Special Risks of Transactions in Options on Futures Contracts

               The risks described under "Special Risks of Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where the Fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its abil-ity to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange in-clude the following: (i) there may be insufficient trading inter-est in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
          (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circum-stances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, de-cide or be compelled at some future date to discontinue the trad-ing of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the

          PAGE 100
          class or series of options) would cease to exist, although out-standing options on the exchange that had been issued by a clear-ing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

          Additional Futures and Options Contracts

               Although the Funds have no current intention of engaging in futures or options transactions other than those described above, each reserves the right to do so. Such futures and options trad-ing might involve risks which differ from those involved in the futures and options described above.

          Foreign Futures and Options--Limited-Term Fund

               Participation in foreign futures and foreign options trans-actions involves the execution and clearing of trades on or sub-ject to the rules of a foreign board of trade. Neither the Na-tional Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execu-tion, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade for-eign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the Nation-al Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Associa-tion or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or

          PAGE 101
          foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign ex-change rate between the time your order is placed and the time it is liquidated, offset or exercised.

          Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts--Limited-Term and GNMA Funds

               The discussion herein may refer to transactions in which the GNMA Fund does not engage. The Fund's prospectus sets forth the types of transactions permissible for the Fund.

               The Funds may enter into certain option, futures, and for-ward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

               Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of a Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. A Fund will be required to distribute net gains on such transac-tions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.



















               Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a for-eign dollar denominated bond or currency position may be consid-ered straddles for tax purposes in which case a loss on any posi-tion in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For secu-rities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is out-standing.

               Losses on written covered calls and purchased puts on secu-rities, excluding certain "qualified covered call" options on

          PAGE 102
          equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

               In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward ex-change contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of a Fund's annual gross income. In order to avoid realizing excessive gains on securi-ties or currencies held less than three months, a Fund may be required to defer the closing out of option, futures or foreign forward exchange contracts beyond the time when it would other-wise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward ex-change contracts, which have been open for less than three months as of the end of a Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.



















                               INVESTMENT RESTRICTIONS

               Fundamental policies may not be changed without the approval of the lesser of (1) 67% of a Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstand-ing shares are present in person or by proxy or (2) more than 50% of a Fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the Funds' Board of Directors without shareholder approval. Any investment re-striction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Fund.


          PAGE 103
                                 Fundamental Policies

               As a matter of fundamental policy, the Funds may not:

               (1) Borrowing. Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agree-ments and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objec-tive and program, provided that the combination of
                      (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount bor-rowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds or other persons to the extent permitted by applicable law.

               (2) Commodities. Purchase or sell commodities or commod-ity contracts; except that it may enter into futures contracts and options thereon;

               (3) Industry Concentration. Purchase the securities of any issuer if, as a result, more than 25% of the val-ue of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;




















               (4) Loans. Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggre-gate of such loans would exceed 33 1/3% of the value of the Fund's total assets; (ii) purchase money mar-ket securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

               (5) Percent Limit on Assets Invested in Any One Issuer. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invest-ed in the securities of a single issuer, except secu

          PAGE 104
                      rities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

               (6) Percent Limit on Share Ownership of Any One Issuer. Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obliga-tions issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

               (7) Real Estate. Purchase or sell real estate, including limited partnership interests therein, unless ac-quired as a result of ownership of securities or oth-er instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies en-gaged in the real estate business);

               (8) Senior Securities. Issue senior securities except in compliance with the Investment Company Act of 1940; or

               (9) Underwriting. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the pur-chase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

                      NOTES


















                      The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

                      With respect to investment restrictions (1) and (4) the Funds will not borrow from or lend to any other
                      T. Rowe Price Fund unless each Fund applies for and receives an exemptive order from the SEC or the SEC issues rules permitting such transactions. The Funds have no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Funds or promulgate any rules allowing the transactions.

          PAGE 105
                      With respect to investment restriction (1), the Cash Reserves Fund has no current intention of engaging in any borrowing transactions.

                      With respect to investment restriction (2), the Funds do not consider currency contracts or hybrid instru-ments to be commodities.

                      For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classi-fications of industries set forth in the Funds Semi-annual and Annual Reports.

                                  Operating Policies

               As a matter of operating policy, the Funds may not:

               (1) Borrowing. The Funds will not purchase additional securities when money borrowed exceeds 5% of its to-tal assets;

               (2) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control;

               (3) Futures Contracts. Purchase a futures contract or an option thereon if, with respect to positions in fu-tures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Fund's net asset value;



















               (4) Illiquid Securities. Purchase illiquid securities and securities of unseasoned issuers if, as a result, more than 15% (10% Cash Reserves) of its net assets would be invested in such securities, provided that the Fund will not invest more than 10% of its total assets in restricted securities;

               (5) Investment Companies. Purchase securities of open-end or closed-end investment companies except in com-pliance with the Investment Company Act of 1940 and applicable state law, and in the case of the Cash Reserves Fund, only securities of other money market

          PAGE 106
                      fund's. Duplicate fees may result from such purchas-es;

               (6) Margin. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures con-tracts or other permissible investments;

               (7) Mortgaging. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or invest-ments and then such mortgaging, pledging or hypothe-cating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

               (8) Oil and Gas Programs. Purchase participations or other direct interests, or enter into leases with respect to, oil, gas, or other mineral exploration or development programs;

               (9) Options, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

               (10) Ownership of Portfolio Securities by Officers and Directors. Purchase or retain the securities of any issuer if, those officers and directors of the Fund, and of its investment manager, who each own benefi-cially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;


















               (11)   Short Sales.  Effect short sales of securities;

               (12) Unseasoned Issuers. Purchase a security (other than obligations issued or guaranteed by the U.S., any foreign, state or local government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invest-ed in the securities issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of

          PAGE 107
                      any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer). This restriction does not apply to securi-ties of pooled investment vehicles or mortgage or asset-backed securities; or

               (13) Warrants. Invest in warrants if, as a result there-of, more than 2% of the value of the net assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange, the American Stock Exchange, or a recognized foreign exchange, or more than 5% of the value of the net assets of the Fund would be invested in warrants whether or not so listed. For purposes of these percentage limita-tions, the warrants will be valued at the lower of cost or market and warrants acquired by the Funds in units or attached to securities may be deemed to be without value.

               Notwithstanding anything in the above fundamental and oper-ating restrictions to the contrary, each Fund may invest all of its assets in a single investment company or a series thereof in connection with a "master-feeder" arrangement. Such an invest-ment would be made where the Fund (a "Feeder"), and one or more other Funds with the same investment objective and program as the Fund, sought to accomplish its investment objective and program by investing all of its assets in the shares of another invest-ment company (the "Master"). The Master would, in turn, have the same investment objective and program as the Fund. The Fund would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds.


                                 MANAGEMENT OF FUNDS



















               The officers and directors of the Funds are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the Funds' directors who are considered "inter-ested persons" of T. Rowe Price as defined under Section 2(a)(19) of the Investment Company Act of 1940 are noted with an asterisk (*). These directors are referred to as inside directors by

          PAGE 108
          virtue of their officership, directorship, and/or employment with
          T. Rowe Price.

          ROBERT P. BLACK, Director--Retired; formerly President, Federal Reserve Bank of Richmond; Address: 10 Dahlgren Road, Richmond, Virginia 23233
             CALVIN W. BURNETT, PH.D., Director--President, Coppin State College; Board of Directors, McDonogh School, Inc. and Provident Bank or Maryland; Past President, Baltimore Area Council Boy Scouts of America; Vice President, Board of Directors, The Walters Art Gallery; Address: 2000 North Warwick Avenue, Balti-more, Maryland 21216
          *GEORGE J. COLLINS, Chairman of the Board--President, Chief Exec-utive Officer and Managing Director, T. Rowe Price; Director, Rowe Price-Fleming International, Inc., T. Rowe Price Retirement Plan Services, Inc. and T. Rowe Price Trust Company; Chartered Investment Counselor
          ANTHONY W. DEERING, Director--Director, President and Chief Exec-utive Officer, The Rouse Company, real estate developers, Colum-bia, Maryland; Advisory Director, Kleinwort, Benson (North Ameri-ca) Corporation, a registered broker-dealer; Address: 10275 Lit-tle Patuxent Parkway, Columbia, Maryland 21044
             F. PIERCE LINAWEAVER, Director--President, F. Pierce Linaweaver & Associates, Inc., Consulting Environmental & Civil Engineer(s); formerly (1987-1991) Executive Vice President, EA Engineering, Science, and Technology, Inc., and (1987-1990) Pres-ident, EA Engineering, Inc., Baltimore, Maryland; Address: The Legg Mason Tower, 111 South Calvert Street, Suite 2700, Balti-more, Maryland 21202
             *JAMES S. RIEPE, Vice President and Director--Managing Direc-tor, T. Rowe Price; Chairman of the Board, T. Rowe Price Servic-es, Inc. and T. Rowe Price Retirement Plan Services, Inc.; Presi-dent and Director, T. Rowe Price Investment Services, Inc.; Pres-ident and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
             JOHN G. SCHREIBER, Director--President, Schreiber Investments, Inc., a real estate investment company; Director and formerly


















          (1/80-12/90) Executive Vice President, JMB Realty Corporation, a national real estate investment manager and developer; Address:
          1115 East Illinois Road, Lake Forest, Illinois 60045

          WILLIAM T. REYNOLDS, President--Managing Director, T. Rowe Price

          PAGE 109
             PETER VAN DYKE, Executive Vice President--Managing Director,
          T. Rowe Price; Vice President, Rowe Price-Fleming International, Inc. and T. Rowe Price Trust Company
          EDWARD A. WIESE, Executive Vice President--Vice President, T. Rowe Price, Rowe Price-Fleming International, Inc. and T. Rowe Price Trust Company
          ROBERT P. CAMPBELL, Vice President--Vice President, T. Rowe Price and Rowe Price-Fleming International Inc.; formerly (4/80-5/90) Vice President and Director, Private Finance, New York Life In-surance Company, New York, New York
          PATRICE L. BERCHTENBREITER, Vice President--Vice President, T. Rowe Price
          PAUL W. BOLTZ, Vice President--Vice President and Financial Econ-omist of T. Rowe Price

          CHRISTY M. DIPIETRO, Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company
          HENRY H. HOPKINS, Vice President--Vice President, Rowe Price-Fleming International, Inc. and T. Rowe Price Retirement Plan Services, Inc.; Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc. and T. Rowe Price Trust Company

             HEATHER R. LANDON, Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company
          JAMES M. MCDONALD, Vice President--Vice President, T. Rowe Price
             EDMUND M. NOTZON, III, Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company
          JOAN R. POTEE, Vice President--Vice President, T. Rowe Price ROBERT M. RUBINO, Vice President--Vice President, T. Rowe Price CHARLES P. SMITH, Vice President--Managing Director, T. Rowe Price; Vice President, Rowe Price-Fleming International, Inc.
             THOMAS E. TEWKSBURY, Vice President--Vice President, T. Rowe Price; formerly (1/89-12/93) senior bond trader, Scudder, Stevens & Clark, New York, New York
          LENORA V. HORNUNG, Secretary--Vice President, T. Rowe Price PATRICIA S. BUTCHER, Assistant Secretary--Assistant Vice Presi-dent, T. Rowe Price and T. Rowe Price Investment Services, Inc. CARMEN F. DEYESU, Treasurer--Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company



















             DAVID S. MIDDLETON, Controller--Vice President, T. Rowe Price and T. Rowe Price Trust Company
          ROGER L. FIERY, III, Assistant Vice President--Vice President, T. Rowe Price and Rowe Price-Fleming International, Inc.

          PAGE 110
             EDWARD T. SCHNEIDER, Assistant Vice President--Vice President,
          T. Rowe Price
          INGRID I. VORDEMBERGE, Assistant Vice President--Employee, T.
          Rowe Price

                                  COMPENSATION TABLE

          _________________________________________________________________
                                           Pension or   Total Compensation
                               Aggregate   Retirement      from Fund and
           Name of           Compensation   Benefits       Fund Complex
           Person,             from Fund   Accrued as         Paid to
          Position            Expenses(a)Part of Fund(b)   Directors(c)
          _________________________________________________________________
          Summit Cash Reserves

          Robert P. Black,       $1,283        N/A            $56,000
          Director

          Calvin W. Burnett,      1,283        N/A             56,000
          PH.D, Director

          Anthony W. Deering,     1,283        N/A             68,250
          Director

          F. Pierce Linaweaver,   1,283        N/A             56,000
          Director

          John G. Schreiber,      1,283        N/A             56,000
          Director

          George J. Collins,         --        N/A                 --
          Chairman of the Board(d)

          James S. Riepe,            --        N/A                 --
          Director(d)

          Summit Limited-Term Bond

          Robert P. Black,         $812        N/A            $56,000
          Director



















          Calvin W. Burnett,        812        N/A             56,000
          PH.D, Director


          PAGE 111
          Anthony W. Deering,       812        N/A             68,250
          Director

          F. Pierce Linaweaver,     812        N/A             56,000
          Director

          John G. Schreiber,        812        N/A             56,000
          Director

          George J. Collins,         --        N/A                 --
          Chairman of the Board(d)

          James S. Riepe,            --        N/A                 --
          Director(d)

          Summit GNMA

          Robert P. Black,         $805        N/A            $56,000
          Director

          Calvin W. Burnett,        805        N/A             56,000
          PH.D, Director

          Anthony W. Deering,       805        N/A             68,250
          Director

          F. Pierce Linaweaver,     805        N/A             56,000
          Director

          John G. Schreiber,        805        N/A             56,000
          Director

          George J. Collins,         --        N/A                 --
          Chairman of the Board(d)

          James S. Riepe,            --        N/A                 --
          Director(d)

          a Amounts in this Column are for the period November 1, 1994 through October 31, 1995.
          b Not applicable. The Fund does not pay pension or retirement benefits to officers or directors/trustees of the Fund.



















          c Amounts in this column are for calendar year 1995. The T. Rowe Price Complex was composed of 72 funds at December 31, 1995.

          PAGE 112
          d Any director/trustee of the Fund who is an officer or employ-ee of T. Rowe Price receives no remuneration from the Fund.

               The Funds' Executive Committee, comprised of Messrs. Collins and Riepe, has been authorized by its Board of Directors to exer-cise all powers of the Board to manage the Fund in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.


                           PRINCIPAL HOLDERS OF SECURITIES

               As of the date of the prospectus, the officers and directors of the Funds, as a group, owned less than 1% of the outstanding shares of each Fund.

               As of December 31, 1995, no shareholder beneficially owned more than 5% of the outstanding shares of the Funds.


                            INVESTMENT MANAGEMENT SERVICES

          Services Provided by T. Rowe Price

               Under the Management Agreement with the Corporation relating to each Fund, T. Rowe Price provides each Fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of each Fund in accordance with its investment objectives, programs, and restric-tions as provided in the prospectus and this Statement of Addi-tional Information. T. Rowe Price is also responsible for ef-fecting all security transactions on behalf of each Fund, includ-ing the allocation of principal business and portfolio brokerage and the negotiation of commissions. In addition to these servic-es, T. Rowe Price provides each Fund with certain corporate ad-ministrative services, including: maintaining the Fund's corpo-rate existence, corporate records, and registering and qualifying the Fund's shares under federal and state laws; monitoring the financial, accounting, and administrative functions of each Fund; maintaining liaison with the agents employed by each Fund such as the Fund's custodian and transfer agent; assisting each Fund in the coordination of such agents' activities; and permitting T.



















          Rowe Price's employees to serve as officers, directors, and com-mittee members of each Fund without cost to the Fund.


          PAGE 113
               Each Fund's Management Agreement also provides that T. Rowe Price, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

          Management Fee

               Each Fund pays T. Rowe Price an annual all-inclusive fee (the "Fee") of: 0.45% for the Cash Reserves Fund; 0.55% for the Limited-Term Fund; and 0.60% for the GNMA Fund. The Fee is paid monthly to the T. Rowe Price on the first business day of the next succeeding calendar month and is the sum of the daily Fee accruals for each month. The daily Fee accrual for any particu-lar day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the appropriate Fee rate and multiplying this product by the net assets of the Fund for that day as determined in accordance with the Funds' prospec-tus as of the close of business from the previous business day on which the Fund was open for business.

               The Management Agreement between each Fund and T. Rowe Price provides that T. Rowe Price will pay all expenses of each Fund's operations, except interest, taxes, brokerage commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities, directors' fees and expenses (in-cluding counsel fees and expenses) and such nonrecurring or ex-traordinary expenses that may arise, including the costs of ac-tions, suits, or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its obligation to provide indemnification to its officers, directors and agents. However, the Board of Directors of the Fund reserves the right to impose additional fees against shareholder accounts to defray expenses which would otherwise be paid by T. Rowe Price under the Management Agreement. The Board does not anticipate levying such charges; such a fee, if charged, may be retained by the Fund or paid to T. Rowe Price.


                                DISTRIBUTOR FOR FUNDS

               T. Rowe Price Investment Services, Inc. ("Investment Servic-es"), a Maryland corporation formed in 1980 as a wholly-owned subsidiary of T. Rowe Price, serves as the distributor of the Funds. Investment Services is registered as a broker-dealer

          PAGE 114
          under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of each Fund's shares is continuous.

               Investment Services is located at the same address as the Funds and T. Rowe Price -- 100 East Pratt Street, Baltimore, Maryland 21202.

               Investment Services serves as distributor to the Funds pur-suant to individual Underwriting Agreements ("Underwriting Agree-ments"), which provide that Investment Services will pay all fees and expenses in connection with: registering and qualifying the Funds' shares under the various state "blue sky" laws; preparing, setting in type, printing, and mailing its prospectuses and re-ports to shareholders; issuing its shares, including expenses of confirming purchase orders; printing and distributing prospectus-es and reports for use in offering and selling shares for each Fund; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling shares for each Fund. The Underwriting Agreements provide that the Fund is responsible for interest, taxes and such nonrecurring or extraordinary expenses that may arise, including the costs of actions, suits or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its obligation to provide indemnification to Investment Services. Investment Services' expenses are paid by T. Rowe Price.

               Investment Services acts as the agent of the Funds in con-nection with the sale of their shares in all states in which the shares are qualified and in which Investment Services is quali-fied as a broker-dealer. Under the Underwriting Agreement, In-vestment Services accepts orders for Fund shares at net asset value. No sales charges are paid by investors or the Funds.


                                      CUSTODIAN

               State Street Bank and Trust Company is the custodian for each Fund's securities and cash, but it does not participate in the Funds' investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of State Street Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corpora-tion. State Street Bank and the Limited-Term Fund have entered

          PAGE 115
          into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are pur-chased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved by the Fund's Board of Directors in accordance with regulations under the Investment Company Act of 1940. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.


                                    CODE OF ETHICS

               The Funds' investment adviser (T. Rowe Price) has a written Code of Ethics which requires all employees to obtain prior clearance before engaging in any personal securities transac-tions. In addition, all employees must report their personal securities transactions within ten days of their execution. Employees will not be permitted to effect transactions in a secu-rity: If there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price's rating of the security within five days; or the security is subject to internal trading restrictions. Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.


                                PORTFOLIO TRANSACTIONS

          Investment or Brokerage Discretion

               Decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. Each Fund's purchas-es and sales of portfolio securities are normally done on a prin-cipal basis and do not involve the payment of a commission al-



















          though they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage

          PAGE 116
          commissions would not normally apply to a Fund. However, it is included because T. Rowe Price does manage a significant number of common stock portfolios which do engage in agency transactions and pay commissions and because some research and services re-sulting from the payment of such commissions may benefit the Funds.

          How Brokers and Dealers are Selected

               Fixed Income Securities

               Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client, although the price usually includes an undis-closed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

               T. Rowe Price may effect principal transactions on behalf of a Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acqui-sition of securities in underwritings. T. Rowe Price may receive brokerage and research services in connection with such designa-tions in fixed priced underwritings.

          How Evaluations are Made of the Overall Reasonableness of Broker-age Commissions Paid

               On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Funds. In evaluating the reasonableness of commission rates, T. Rowe Price considers: (a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional inves-tors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a


















          PAGE 117
          period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

          Description of Research Services Received from Brokers and Deal-ers

               T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual compa-nies, statistical information, accounting and tax law interpreta-tions, political developments, legal developments affecting port-folio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

               Research services received from brokers and dealers are sup-plemental to T. Rowe Price's own research effort and, when uti-lized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Re-search Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

               T. Rowe Price has a policy of not allocating brokerage busi-ness in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event, T. Rowe Price makes a good faith determination of the anticipated re-search and non-research use of the product or service and allo-cates brokerage only with respect to the research component.

          Commissions to Brokers who Furnish Research Services

               Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall respon-sibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the Funds participate.

          Internal Allocation Procedures

               T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocat-ed among several brokers or dealers which are able to meet the needs of the transaction.

               Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers and dealers, and attempts to allocate a portion of its brokerage and selling concession business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and re-search services they receive from brokers and dealers and make judgments as to the level of business which would recognize such services. In addition, brokers and dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage business received by any firm may be less than the suggested allocations but can, and often does, exceed the sugges-tions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research servic-es.

          Miscellaneous

               T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by T. Rowe Price. Con-versely, research services received from brokers which execute transactions for the Fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the Fund.

               From time to time, orders for clients may be placed through a computerized transaction network.

               Each Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

               Some of T. Rowe Price's other clients have investment objec-tives and programs similar to those of the Funds. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Funds. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those secu-rities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at vari-ous prices on a given day, each participating client's propor-tionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

               To the extent possible, T. Rowe Price intends to recapture solicitation fees paid in connection with tender offers through
          T. Rowe Price Investment Services, Inc., the Fund's distributor. At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connec-tion with taxable securities acquired in underwritten offerings.
          T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on be-half of its clients in underwritten offerings.

          Transactions with Related Brokers and Dealers in Foreign Securi-ties--Limited-Term Fund

               As provided in the Investment Management Agreement between the Fund and T. Rowe Price, T. Rowe Price is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allo-cation of portfolio brokerage and principal business. It is expected that T. Rowe Price may place orders for the Fund's port-folio transactions with broker-dealers through the same trading desk T. Rowe Price uses for portfolio transactions in domestic securities. The trading desk accesses brokers and dealers in various markets in which the Fund's foreign securities are locat-ed. These brokers and dealers may include of certain affiliates of Robert Fleming Holdings Limited ("Robert Fleming Holdings") and Jardine Fleming Group Limited ("JFG"), persons indirectly related to T. Rowe Price. Robert Fleming Holdings, through

          Copthall Overseas Limited, a wholly-owned subsidiary, owns 25% of the common stock of Rowe Price-Fleming International, Inc. ("RPFI"), an investment adviser registered under the Investment Advisers Act of 1940. Fifty percent of the common stock of RPFI is owned by TRP Finance, Inc., a wholly-owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming International Holdings Limited, a subsidiary of JFG. JFG is 50% owned by Robert Fleming Holdings and 50% owned by Jardine Matheson Holdings Limited. The affiliates through whose trading desks such orders may be placed include Fleming Investment Man-agement Limited ("FIM"), and Robert Fleming & Co. Limited ("RF&Co."). FIM and RF&Co. are wholly owned subsidiaries of Robert Fleming. These trading desks will operate under strict instructions from the Fund's portfolio manager with respect to the terms of such transactions. Neither Robert Fleming, JFG, nor their affiliates will receive any commission fee, or other renumeration for the use of their trading desks, although orders for a Fund's portfolio transactions may be placed with affiliates of Robert Fleming and JFG who may receive a commission.

               The Board of Directors of the Fund has authorized T. Rowe Price to utilize certain affiliates of Robert Fleming and JFG in the capacity of broker in connection with the execution of the Fund's portfolio transactions, provided that T. Rowe Price be-lieves that doing so will result in an economic advantage (in the form of lower execution costs or otherwise) being obtained for each Fund. These affiliates include, but are not limited to, Jardine Fleming (Securities) Limited ("JFS"), a wholly-owned subsidiary of JFG, RF&Co., Jardine Fleming Australia Securities Limited, and Robert Fleming, Inc. (a New York brokerage firm).

               The above-referenced authorization was made in accordance with Section 17(e) of the Investment Company Act of 1940 (the "1940 Act") and Rule 17e-1 thereunder which require the Funds' independent directors to approve the procedures under which bro-kerage allocation to affiliates is to be made and to monitor such allocations on a continuing basis. Except with respect to tender offers, it is not expected that any portion of the commissions, fees, brokerage, or similar payments received by the affiliates of Robert Fleming in such transactions will be recaptured by the Funds. The directors have reviewed and from time to time may continue to review whether other recapture opportunities are legally permissible and available and, if they appear to be, determine whether it would be advisable for a Fund to seek to take advantage of them.

          PAGE 122
          Other


















               The Funds engaged in portfolio transactions involving bro-ker-dealers in the following amounts for the fiscal years ended October 31, 1995, and October 31, 1994 are:

                                           1995             1994

          Cash Reserves Fund         $4,510,955,000    $2,176,128,000
          Limited-Term Bond Fund        553,413,000       218,628,000
          GNMA Fund                     106,736,000        34,027,000


               The following amounts consisted of principal transactions as to which the Funds have no knowledge of the profits or losses realized by the respective broker-dealers for the fiscal years ended October 31, 1995, and October 31, 1994 are:

                                             1995           1994

          Cash Reserves Fund         $4,510,955,000    $2,176,128,000
          Limited-Term Bond Fund        553,413,000       218,628,000
          GNMA Fund                     106,736,000        34,027,000


               The following amounts involved trades with brokers acting as agents or underwriters for the fiscal years ended October 31, 1995, and october 31, 1994 are:

                                             1995             1994

          Cash Reserves Fund                  --               --
          Limited-Term Bond Fund           $786,000        $3,566,000
          GNMA Fund                           --               --


               The following amounts involved trades with brokers acting as agents or underwriters, in which such brokers received total commissions, including discounts received in connection with underwritings for the fiscal years ended October 31, 1995, and October 31, 1994 are:

                                              1995              1994

          Cash Reserves Fund                   --                --

          PAGE 123
          Limited-Term Bond Fund             $8,000           $84,895
          GNMA Fund                            --                --



















               The percentage of total portfolio transactions placed with firms which provided research, statistical, or other services to
          T. Rowe Price in connection with the management of the Funds, or in some cases, to the Funds for the fiscal years ended October 31, 1995, and October 31, 1994 are:

                                              1995              1994

          Cash Reserves Fund                   94%               81%
          Limited-Term Bond Fund               99%               81%
          GNMA Fund                            98%               83%


               The portfolio turnover rates of the Limited-Term Bond and GNMA Funds for the fiscal years ended October 31, 1995, and Octo-ber 31, 1994, were:

                                              1995              1994
          Limited-Term Bond Fund              84.3%            296.0%
          GNMA Fund                          173.8%             61.5%


                                PRICING OF SECURITIES

          Limited-Term and GNMA Funds

               Fixed income securities are generally traded in the over-the-counter market. Investments in domestic securities with remaining maturities of one year or more and foreign securities are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an indepen-dent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Domestic securities with remaining maturities less than one year are stat-ed at fair value which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

               There are a number of pricing services available, and the Board of Directors, on the basis of ongoing evaluation of these

          PAGE 124
          services, may use or may discontinue the use of any pricing ser-vice in whole or in part.

          Cash Reserves Fund



















               Securities are valued at amortized cost.

             Limited-Term Bond Fund

               For the purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank.


             All Funds

               Assets and liabilities for which the above valuation proce-dures are inappropriate or are deemed not to reflect fair value are stated at fair value, as determined in good faith by or under the supervision of officers of the Funds, as authorized by the Board of Directors.

                       Maintenance of Net Asset Value Per Share

               It is the policy of the Fund to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation permitted by Rule 2a-7 under the Investment Company Act of 1940. Under this method, securities are valued by refer-ence to the Fund's acquisition cost as adjusted for amortization of premium or accumulation of discount rather than by reference to their market value. Under Rule 2a-7:

               (a) The Board of Directors must establish written proce-dures reasonably designed, taking into account current mar-ket conditions and the fund's investment objectives, to sta-bilize the Fund's net asset value per share, as computed for the purpose of distribution, redemption and repurchase, at a single value;

               (b) the Fund must (i) maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintain-ing a stable price per share, (ii) not purchase any instru-ment with a remaining maturity greater than 397 days, and

          PAGE 125
               (iii) maintain a dollar-weighted average portfolio maturity of 90 days or less;

               (c) the Fund must limit its purchase of portfolio instru-ments, including repurchase agreements, to those U.S. dol-lar-denominated instruments which the Fund's Board of Direc-


















               tors determines present minimal credit risks, and which are eligible securities as defined by Rule 2a-7; and

               (d) the Board of Directors must determine that (i) it is in the best interest of the Fund and its shareholders to maintain a stable net asset value per share under the amor-tized cost method; and (ii) the Fund will continue to use the amortized cost method only so long as the Board of Di-rectors believes that it fairly reflects the market based net asset value per share.

               Although the Fund believes that it will be able to maintain its net asset value at $1.00 per share under most conditions, there can be no absolute assurance that it will be able to do so on a continuous basis. If the Fund's net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Board of Directors of the Fund might tem-porarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduc-tion or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the Fund's net asset value per share were to increase, or were anticipated to increase above $1.00 (rounded to the near-est one cent), the Board of Directors of the Fund might supple-ment dividends in an effort to maintain the net asset value at $1.00 per share.



                              NET ASSET VALUE PER SHARE

               The purchase and redemption price of the Funds' shares is equal to the Funds' net asset value per share or share price. Each Fund determines its net asset value per share by subtracting the Funds' liabilities (including accrued expenses and dividends

          PAGE 126
          payable) from its total assets (the market value of the securi-ties the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of each Fund is calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The net asset value of the Money Fund is also cal-


















          culated as of 12:00 noon (Eastern time) every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

               Determination of net asset value (and the offering, sale, redemption and repurchase of shares) for a Fund may be suspended at times (a) during which the NYSE is closed, other than custom-ary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
          (d) during which a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Fund's shareholders; provided that applicable rules and regu-lations of the Securities and Exchange Commission (or any suc-ceeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.


                                      DIVIDENDS

               Unless you elect otherwise, the Fund's annual capital gain distributions, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by about 10 days although the exact timing is subject to change.


                                      TAX STATUS

               Each Fund intends to qualify as a "regulated investment com-pany" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").


          PAGE 127
               A portion of the dividends paid by each Fund may be eligible for the dividends-received deduction for corporate shareholders. For tax purposes, it does not make any difference whether divi-dends and capital gain distributions are paid in cash or in addi-tional shares. Each Fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of its tax year-end to avoid federal income tax.



















               At the time of your purchase, a Fund's net asset value may reflect undistributed capital gains or net unrealized apprecia-tion of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as a capital gain distribution. For federal income tax purposes, a Fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains. On October 31, 1995, the books of each Fund indicated that each Fund's aggregate net assets included undistributed net income, net realized capital gains, and unrealized appreciation which are listed below.

                                              Net Realized    Unrealized
                                Undistributed    Capital     Appreciation/
            Fund                 Net Income  Gains/(Losses) (Depreciation)

          Cash Reserves         $   -0-        $      5,000  $   (61,000)
          Limited-Term Bond      (139,000)      (1,370,000)       198,000
          GNMA                   (128,000)        (187,000)       281,000

                If, in any taxable year, the Funds should not qualify as regulated investment companies under the Code: (i) each Fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (ii) each Fund's distri-butions to the extent made out of the Fund's current or accumu-lated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends).

          Taxation of Foreign Shareholders


          PAGE 128
                The Code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

          Foreign Currency Gains and Losses--Limited-Term Fund


















                Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to for-eign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the Fund will be increased; if the result is a loss, a portion of its ordinary income divided may be clas-sified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the Fund's taxable year.

                To the extent a Fund invests in foreign securities, the following would apply:

          Passive Foreign Investment Companies

                Each Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition to bearing their proportionate share of the funds expenses (management fees and operating ex-penses) shareholders will also indirectly bear similar expenses of such funds. In addition, the Funds may be subject to corpo-rate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of wheth-er such income and gains were distributed to shareholders.

                In accordance with tax regulations, the Funds intend to treat these securities as sold on the last day of a Fund's fiscal year and recognize any gains for tax purposes at that time; loss-es will not be recognized. Such gains will be considered ordi-nary income which a Fund will be required to distribute even

          PAGE 129
          though it has not sold the security and received cash to pay such distributions.


                                  YIELD INFORMATION

          Cash Reserves Fund

                The Cash Reserves Fund's current and historical yield for a period is calculated by dividing the net change in value of an account (including all dividends accrued and dividends reinvested in additional shares) by the account value at the beginning of the period to obtain the base period return. This base period return is divided by the number of days in the period then multi-


















          plied by 365 to arrive at the annualized yield for that period. The Fund's annualized compound yield for such period is compound-ed by dividing the base period return by the number of days in the period, and compounding that figure over 365 days.

                The seven day yield ending October 31, 1995 for the Fund was 5.42%.

          Limited-Term Fund

                An income factor is calculated for each security in the portfolio based upon the security's market value at the beginning of the period and yield as determined in conformity with regula-tion of the Securities and Exchange Commission. The income fac-tors are then totalled for all securities in the portfolio.
          Next, expenses of the Fund for the period net of expected reim-bursement are deducted from the income to arrive at net income, which is then converted to a per-share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. Quoted yield factors are for compari-son purposes only, and are not intended to indicate future per-formance or forecast the dividend per share of the Fund.

                The yield of the Fund calculated under the above-described method for the month ended October 31, 1995 was 6.20%.

          GNMA Fund


          PAGE 130
                In conformity with regulations of the Securities and Ex-change Commission, an income factor is calculated for each secu-rity in the portfolio based upon the security's coupon rate. The income factors are then adjusted for any gains or losses which have resulted from prepayments of principal during the period. The income factors are then totalled for all securities in the portfolio. Next, expenses of the Fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per-share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a month-ly yield which is then annualized. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the Fund.



















                The yield of the Fund calculated under the above-described method for the month ended October 31, 1995 was 6.47%.


                                INVESTMENT PERFORMANCE

          Total Return Performance--Limited-Term and GNMA Funds

                Each Fund's calculation of total return performance in-cludes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the Fund. Total return is calculated as the percentage change between the begin-ning value of a static account in each Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gains dividends. The results shown are historical and should not be considered indicative of the future performance of a Fund. Each average annual compound rate of return is derived from the cumulative performance of each Fund over the time period specified. The annual compound rate of return for each Fund over any other period of time will vary from the average.

                       Cumulative Performance Percentage Change

                                                1 Yr.               Since
                                                Ended             Inception
                                              10/31/95            10/29/93


          PAGE 131
          Cash Reserves Fund

          T. Rowe Price Summit
           Cash Reserves Fund                   5.68%               9.49%

          Lipper Money Market Investment
           Funds Average                        5.32%               8.79%

          Limited-Term Bond Fund

          T. Rowe Price Summit
           Limited-Term Bond Fund               7.36%               6.59%

          Lehman Bros. 1-3 year
           Gov't./Corp. Bond Index              8.92%              10.25%

          Lipper Short Investment


















           Grade Debt Funds Average             8.79%               8.85%

          GNMA Fund

          T. Rowe Price Summit
           GNMA Fund                           15.43%              13.50%

          Salomon Brothers 30-year
           GNMA Index                          14.99%              13.36%

          Lehman Brothers GNMA
           Bond Index                          15.19%              13.41%

                       Average Annual Compound Rates of Return

                                                1 Yr.               Since
                                                Ended             Inception
                                              10/31/95            10/29/93

          Cash Reserves Fund

          T. Rowe Price Summit
           Cash Reserves Fund                   5.68%               4.62%

          Lipper Money Market Investment
           Funds Average                        5.32%               4.30%

          Limited-Term Bond Fund

          PAGE 132
          T. Rowe Price Summit
           Limited-Term Bond Fund               7.36%               3.24%

          Lehman Bros. 1-3 year
           Gov't./Corp. Bond Index              8.92%               5.00%

          Lipper Short Investment
           Grade Debt Funds Average             8.79%               4.34%

          GNMA Fund

          T. Rowe Price Summit
           GNMA Fund                           15.43%               6.52%

          Salomon Brothers 30-year
           GNMA Index                          14.99%               6.47%

          Lehman Brothers GNMA


















           Bond Index                          15.19%               6.49%

          Outside Sources of Information

                From time to time, in reports and promotional literature, one or more of the T. Rowe Price funds, including this Fund, may compare its performance to Overnight Government Repurchase Agree-ments, Treasury bills, notes, and bonds, certificates of deposit, and money market deposit accounts. Performance may also be com-pared to (1) indices of broad groups of managed and unmanaged securities considered to be representative of or similar to Fund portfolio holdings such as Lipper Fixed Income Fund Performance Analysis which trades net assets, total return, principal return and yield on over 1900 fixed income mutual funds offered in the U.S.; or Morningstar, Inc., a widely used independent research firm which rates mutual funds by overall performance, investment objectives and assets; (2) other mutual funds; or (3) other mea-sures of performance set forth in publications such as:

                Advertising News Service, Inc., "Bank Rate Monitor+ - The Weekly Financial Rate Reporter" is a weekly publication which lists the yields on various money market instruments offered to the public by 100 leading banks and thrift in-stitutions in the U.S., including loan rates offered by these banks. Bank certificates of deposit differ from mu-tual funds in several ways: the interest rate established

          PAGE 133
                by the sponsoring bank is fixed for the term of a CD; there are penalties for early withdrawal from CDs; and the prin-cipal on a CD is insured.

                Bloomberg Financial Markets (Cash Reserves Fund only), a comprehensive financial data distribution network which tracks a broad range of financial markets.

                Donoghue Organization, Inc., "Donoghue's Money Fund Report" is a weekly publication which tracks net assets, yield, maturity and portfolio holdings on approximately 380 money market mutual funds offered in the U.S. These funds are broken down into various categories such as U.S. Treasury, Domestic Prime and Euros, Domestic Prime and Euros and Yan-kees, and Aggressive.

                Donoghue's "Money Fund Insights" (Cash Reserves Fund only) a monthly publication which tracks net assets, monthly yields and 12-month yields on approximately 735 money mar-ket mutual funds offered in the U.S. These funds are bro-


















                ken down into various categories such as U.S. Treasury, Domestic Prime and Euros, and Domestic Prime and Euros and Yankees.

                Knight Ridder Financial Services Market Data (Cash Reserves Fund only), a financial data delivery network which tracks current and historical data on the fixed-income markets.

                First Boston High Yield Index (Limited-Term and GNMA Funds only). It shows statistics on the Composite Index and ana-lytical data on new issues in the marketplace and low-grade issuers.

                Lipper Analytical Services, Inc., "Lipper-Fixed Income Fund Performance Analysis" is a monthly publication which tracks net assets, total return, principal return and yield on over 1900 fixed income mutual funds offered in the United States.

                Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices" is a monthly publication which lists principal, coupon and total return on over 100 different taxable bond indices tracked by Merrill Lynch, together with the par weighted characteristics of each Index.


          PAGE 134
                Morningstar, Inc. - is a widely used independent research firm which rates mutual funds by overall performance, in-vestment objectives, and assets.

                Salomon Brothers Inc., "Analytical Record of Yields and Yield Spreads" is a publication which tracks historical yields and yield spreads on short-term market rates, public obligations of the U.S. Treasury and agencies of the U.S. Government, public corporate debt obligations, municipal debt obligations and preferred stocks.

                Salomon Brothers Inc., "Bond Market Round-up" is a weekly publication which tracks the yields and yield spreads on a large, but select, group of money market instruments, pub-lic corporate debt obligations, and public obligations of the U.S. Treasury and agencies of the U.S. Government.

                Salomon Brothers Inc., "Market Performance" - a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad investment - Grade Bond



















                Index and the components of the Index as well as some money market instruments not included in the index.

                Shearson Lehman Brothers, Inc., "The Bond Market Report" - a monthly publication which tracks principal, coupon and total return on the Shearson Lehman Govt./Corp. Index and Shearson Lehman Aggregate Bond Index, as well as all the components of these Indices.

                Telerate Systems, Inc., a market data distribution network computer system which tracks a broad range of financial markets including, the daily rates on money market instru-ments, public corporate debt obligations and public obliga-tions of the U.S. Treasury and agencies of the U.S. Govern-ment.

                Wall Street Journal, is a national daily financial news publication which lists the yields and current market val-ues on money market instruments, public corporate debt ob-ligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the re-search departments of such financial organizations as Shearson Lehman/American Express Inc., and Merrill Lynch,

          PAGE 135
                Pierce, Fenner and Smith, Inc., including information pro-vided by the Federal Reserve Board.

                Performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, etc. will also be used.



          IRAs--All Funds

                An IRA is a long-term investment whose objective is to ac-cumulate personal savings for retirement. Due to the long-term nature of the investment, even slight differences in performance will result in significantly different assets at retirement. Mutual funds, with their diversity of choice, can be used for IRA investments. Generally, individuals may need to adjust their underlying IRA investments as their time to retirement and toler-ance for risk changes.

          Other Features and Benefits--All Funds




















                Each Fund is a member of the T. Rowe Price Family of Funds and may help investors achieve various long-term investment goals, such as investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the Fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or T. Rowe Price Investment Services, Inc. may be made available. These currently include: the Asset Mix Worksheet which is designed to show shareholders how to reduce their investment risk by develop-ing a diversified investment plan: the College Planning Guide which discusses various aspects of financial planning to meet college expenses and assists parents in projecting the costs of a college education for their children; the Retirement Planning Kit (also available in a PC version) which includes a detailed work-book to determine how much money you may need for retirement and suggests how you might invest to reach your goal; the Retirees Financial Guide which includes a detailed workbook to determine how much money you can afford to spend and still preserve your purchasing power and suggest how you might invest to reach your goal; Tax Considerations for Investors discusses the tax advan-tage of annuities and municipal bonds and how to assess whether they are suitable for your portfolio, reviews pros and cons of

          PAGE 136
          placing assets in a gift to minors account, and summarizes the benefits and types of tax-deferred retirement plans currently available; Personal Strategy Planner simplifies investment deci-sion making by helping investors define personal financial goals, establish length of time the investor intends to invest, deter-mine risk "comfort zone" and select a diversified investment mix; and the How to Choose a Bond Fund guide which discusses how to choose an appropriate bond fund for your portfolio. From time to time, other worksheets and guides may be made available as well. Of course, an investment in the Fund cannot guarantee that such goals will be met.

                To assist investors in understanding the different returns and risk characteristics of various investments, the aforemen-tioned guides will include presentation of historical returns of various investments using published indices. An example of this is shown on the next page.

                     Historical Returns for Different Investments

          Annualized returns for periods ended 12/31/95



















                                    50 years   20 years  10 years 5 years

          Small-Company Stocks        13.79%     19.57%    11.90%   24.51%

          Large-Company Stocks        11.94      14.59     14.84    16.57

          Foreign Stocks               N/A      15.14      13.95     9.71

          Long-Term Corporate Bonds    5.75      10.54     11.25    12.07

          Intermediate-Term U.S.
            Gov't. Bonds               5.87       9.69      9.08     8.81

          Treasury Bills               4.80       7.28      5.55     4.29

          U.S. Inflation               4.36       5.23      3.48     2.83

          Sources: Ibbotson Associates, Morgan Stanley. Foreign stocks reflect performance of The Morgan Stanley Capital International EAFE Index, which includes some 1,000 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East. This chart is for illustrative purposes only and should not be considered as performance for, or the annualized return

          PAGE 137
          of, any T. Rowe Price Fund. Past performance does not guarantee future results.

          Also included will be various portfolios demonstrating how these historical indices would have performed in various combinations over a specified time period in terms of return. An example of this is shown on the next page.

                        Performance of Retirement Portfolios*


                      Asset Mix      Average Annualized         Value
                                      Returns 20 Years            of
                                       Ended 12/31/95          $10,000
                                                              Investment
                                                             After Period
                   ________________  __________________      ____________

                                         Nominal  Real   Best Worst
          Portfolio Growth Income Safety Return Return** Year Year

          I.   Low
               Risk   40%   40%    20%   11.8%   6.5%   24.9%  0.1%$ 92,675


















          II.  Moderate
               Risk   60%   30%    10%   13.1%   7.9%   29.1% -1.8%$116,826

          III. High
               Risk   80%   20%     0%   14.3%   9.1%   33.4% -5.2%$145,611

          Source: T. Rowe Price Associates; data supplied by Lehman Broth-ers, Wilshire Associates, and Ibbotson Associates.

          * Based on actual performance for the 20 years ended 1995 of stocks (85% Wilshire 5000 and 15% Europe, Australia, Far East [EAFE] Index), bonds (Lehman Brothers Aggregate Bond Index from 1976-95), and 30-day Treasury bills from January 1976 through December 1995. Past performance does not guar-antee future results. Figures include changes in principal value and reinvested dividends and assume the same asset mix is maintained each year. This exhibit is for illustrative purposes only and is not representative of the performance of any T. Rowe Price fund.
          ** Based on inflation rate of 5.2% for the 20-year period ended 12/31/95.

          PAGE 138
          Insights

              From time to time, Insights, a T. Rowe Price publication of reports on specific investment topics and strategies, may be included in the Fund's fulfillment kit. Such reports may include information concerning: calculating taxable gains and losses on mutual fund transactions, coping with stock market volatility, benefiting from dollar cost averaging, understanding internation-al markets, investing in high-yield "junk" bonds, growth stock investing, conservative stock investing, value investing, invest-ing in small companies, tax-free investing, fixed income invest-ing, investing in mortgage-backed securities, as well as other topics and strategies.

          Other Publications

              From time to time, in newsletters and other publications issued by T. Rowe Price Investment Services, Inc., reference may be made to economic, financial and political developments in the U.S. and abroad and their effect on securities prices. Such discussions may take the form of commentary on these developments by T. Rowe Price mutual fund portfolio managers and their views and analysis on how such developments could affect investments in mutual funds.



















          Redemptions in Kind

              In the unlikely event a shareholder of the Fund were to re-ceive an in kind redemption of portfolio securities of the Fund, brokerage fees could be incurred by the shareholder in subsequent sale of such securities.

          Issuance of Fund Shares for Securities

              Transactions involving issuance of Fund shares for securi-ties or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.



          PAGE 139
                                    CAPITAL STOCK

              The Charter of the T. Rowe Price Summit Funds, Inc. (the "Corporation") authorizes its Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be deter-mined by the Board subject to the Investment Company Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to pref-erences, conversions or other rights, voting powers, restric-tions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Corporation's Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Funds have authorized to issue without share-holder approval.

              Except to the extent that the Corporation's Board of Direc-tors might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares enti-tled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be con-strued to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the pref-erences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with anoth-er class or classes, by action approved by the vote of the hold-ers of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

              Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote

          PAGE 140
          of shareholders. There will normally be no meetings of share-holders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Corporation, a special meeting of shareholders of the Corpo-ration shall be called by the Secretary of the Corporation on the written request of shareholders entitled to cast at least 10% of all the votes of the Corporation entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Corporation the reasonably estimated costs of preparing and mail-ing the notice of the meeting. The Corporation, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Corpo-ration to the extent required by Section 16(c) of the Investment Company Act of 1940.


                       FEDERAL AND STATE REGISTRATION OF SHARES



















              Each Fund's shares are registered for sale under the Securi-ties Act of 1933, and the Fund or its shares are registered under the laws of all states which require registration, as well as the District of Columbia and Puerto Rico.


                                    LEGAL COUNSEL

              Shereff, Friedman, Hoffman, & Goodman, LLP, whose address is 919 Third Avenue, New York, New York 10022, is legal counsel to the Funds.


                               INDEPENDENT ACCOUNTANTS

              Coopers & Lybrand L.L.P., 217 East Redwood Street, Balti-more, Maryland 21202, are independent accountants to the Fund. The financial statements of the Fund for the year ended October

          PAGE 141
          31, 1995, and the report of independent accountants are included in the Fund's Annual Report for the year ended October 31, 1995. A copy of the Annual Report accompanies this Statement of Addi-tional Information. The following financial statements and the report of independent accountants appearing in the Annual Report for the year ended October 31, 1995, are incorporated into this Statement of Additional Information by reference:

                                          CASH
                                        RESERVES              LIMITED-TERM
                                          FUND    GNMA FUND     BOND FUND
                                        ________ ___________   ___________

          Report of Independent
           Accountants                     19        19            19
          Statement of Net Assets,
           October 31, 1995               6-8       13-14         9-12
          Statement of Operations,
           October 31, 1995                14        14            14
          Statement of Changes in Net
           Assets, year ended
           October 31, 1995, and
           October 29, 1993
           (Commencement of Operations)
           to October 31, 1994             15        15            15
          Notes to Financial Statements,
           October 31, 1995              16-17      16-17         16-17
          Financial Highlights             18        18            18




















                             RATINGS OF COMMERCIAL PAPER

          Moody's Investors Service, Inc. The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the fol-lowing: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an apprais-al of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to compe-tition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obliga

          PAGE 142
          tions. These factors are all considered in determining whether the commercial paper is rated P1, P2, or P3.

          Standard & Poor's Corporation. Commercial paper rated A (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliabili-ty and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A1, A2, or A3.

          Fitch Investors Service, Inc.: Fitch 1 - Highest grade. Commer-cial paper assigned this rating is regarded as having the stron-gest degree of assurance for timely payment. Fitch 2 - Very good grade. Issues assigned this rating reflect an assurance of time-ly payment only slightly less in degree than the strongest is-sues.


                         RATINGS OF CORPORATE DEBT SECURITIES

          Moody's Investors Service, Inc.




















          Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk.

          Aa - Bonds rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are gener-ally known as high grade bonds.

          A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

          Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
          Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          PAGE 143
          Ba - Bonds rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moder-ate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

          B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with re-spect to principal or interest.

          Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

          C - Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Standard & Poor's Corporation

          AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.



















          AA - Bonds rated AA also qualify as high-quality debt obliga-tions. Capacity to pay principal and interest is very strong.

          A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic condi-tions.

          BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.


          PAGE 144
          BB, B, CCC, CC - Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accor-dance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          D - In default.

          Fitch Investors Service, Inc.

          AAA - High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such sta-bility of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as a wide margin of protection through collater-al, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

          AA - Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obliga-tion of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.
































































          PAGE 145
                                        PART C
                                  OTHER INFORMATION

          Item 24.  Financial Statements and Exhibits

          (a) Condensed Financial Information (Financial Highlights) is included in Part A of the Registration Statement.

               Statement of Net Assets, Statement of Operations, and State-ment of Changes in Net Assets are included in the Annual Report to Shareholders, the pertinent portions of which are incorporated by reference in Part B of the Registration Statement.

          (b)  Exhibits

               (1)(a) Articles of Incorporation of Registrant, dated Sep-tember 14, 1993 (electronically filed with initial Registration Statement dated September 17, 1993)

               (1)(b) Articles of Amendment, dated October 21, 1993 (elec-tronically filed with Amendment No. 1 dated October 25, 1993)

               (2) By-Laws of Registrant (electronically filed with initial Registration Statement dated September 17,
                       1993)

               (3)     Inapplicable

               (4) See Article SIXTH, Capital Stock, Paragraphs (b)-(g) of the Articles of Incorporation, Article II, Share-holders, Sections 2.01-2.11 and Article VIII, Capi-tal Stock, Sections 8.01-8.07 of the Bylaws filed as Exhibits to this Registration Statement.

               (5)(a) Investment Management Agreement between Registrant, on behalf of T. Rowe Price Summit Cash Reserves Fund, and T. Rowe Price Associates, Inc., dated September 16, 1993 Rowe Price Associates, Inc., dated September 16, 1993 (electronically filed with Amendment No. 1 dated October 25, 1993)

               (5)(b) Investment Management Agreement between Registrant, on behalf of T. Rowe Price Summit Limited-Term Bond

          PAGE 146


















                       Fund, and T. Rowe Price Associates, Inc., dated September 16, 1993 (electronically filed with Amend-ment No. 1 dated October 25, 1993)

               (5)(c) Investment Management Agreement between Registrant, on behalf of T. Rowe Price Summit GNMA Fund, and T. Rowe Price Associates, Inc., dated September 16, 1993 (electronically filed with Amendment No. 1 dated October 25, 1993)

               (6) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc., dated Septem-ber 16, 1993 (electronically filed with Amendment No. 1 dated October 25, 1993)

               (7)     Inapplicable

               (8)(a) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated September 28, 1987, as amended to June 24, 1988, October 19, 1988, February 22, 1989, July 19, 1989, September 15, 1989, December 15, 1989, December 20, 1989,
                       January 25, 1990, February 21, 1990, June 12, 1990,
                       July 18, 1990, October 15, 1990, February 13, 1991,
                       March 6, 1991, September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, December 16, 1992, December 21, 1992, January 28, 1993, April 22, 1993, September 16, 1993, November 3, 1993, March 1, 1994, April 21, 1994, July 27,
                       1994, September 21, 1994, November 1, 1994, November 2, 1994, January 25, 1995, September 20, 1995, No-
                       vember 1, 1995, and December 1, 1995

               (8)(b) Global Custody Agreement between The Chase Manhattan Bank, N.A. and T. Rowe Price Funds, dated January 3, 1994, as amended April 18, 1994, August 15, 1994,
                       November 28, 1994, May 31, 1995, and November 1,
                       1995

               (9)(a) Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 1996


          PAGE 147
               (9)(b)  Agreement between T. Rowe Price Associates, Inc. and
                       T. Rowe Price Funds for Fund Accounting Services, dated January 1, 1996


















               (9)(c) Agreement between T. Rowe Price Retirement Plan Services, Inc. and the Taxable Funds, dated January 1, 1996



               (10)    Opinion of Counsel, dated February 7, 1996

               (11)    Consent of Independent Accountants

               (12)    Inapplicable

               (13)    Inapplicable

               (14)    Inapplicable

               (15)    Inapplicable

               (16)    Inapplicable

               (17) Financial Data Schedules for T. Rowe Price Summit Cash Reserves Fund, T. Rowe Price Summit Limited-Term Bond Fund, and T. Rowe Price Summit GNMA Fund as of October 31, 1995.

          Item 25.  Persons Controlled by or Under Common Control With
                    Registrant.

                    None.

          Item 26.  Number of Holders of Securities

               As of January 31, 1996, there were 5,537 shareholders in the
          T. Rowe Price Summit Cash Reserves Fund.

               As of January 31, 1996, there were 361 shareholders in the
          T. Rowe Price Summit Limited-Term Bond Fund.

               As of January 31, 1996, there were 344 shareholders in the
          T. Rowe Price Summit GNMA Fund.

          Item 27.  Indemnification


          PAGE 148
          The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by the Evanston Insurance Company, The Chubb Group and ICI Mutual. These poli-cies provide coverage for the named insureds, which include T. Rowe Price Associates, Inc. ("Manager"), Rowe Price-Fleming In-


















          ternational, Inc. ("Price-Fleming"), T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Trust Company, T. Rowe Price Stable Asset Management, Inc., RPF Inter-national Bond Fund and forty-one other investment companies, namely, T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price New Horizons Fund, Inc., T. Rowe Price New Era Fund, Inc., T. Rowe Price New Income Fund, Inc., T. Rowe Price Prime Reserve Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price International Funds, Inc., T. Rowe Price Growth & Income Fund, Inc., T. Rowe Price Tax-Free Short-Intermediate Fund, Inc., T. Rowe Price Short-Term Bond Fund, Inc., T. Rowe Price High Yield Fund, Inc., T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price New America Growth Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund, T. Rowe Price Capital Appreciation Fund, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price California Tax-Free Income Trust, T. Rowe Price Science & Technology Fund, Inc., T. Rowe Price Small-Cap Value Fund, Inc., Institutional Internation-al Funds, Inc., T. Rowe Price U.S. Treasury Funds, Inc., T. Rowe Price Index Trust, Inc., T. Rowe Price Spectrum Fund, Inc., T. Rowe Price Balanced Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc., T. Rowe Price OTC Fund, Inc., T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Blue Chip Growth Fund, Inc., T. Rowe Price Summit Funds, Inc., T. Rowe Price Summit Municipal Funds, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Personal Strategy Funds, Inc., T. Rowe Price Value Fund, Inc., T. Rowe Price Capital Opportunity Fund, Inc.,
          T. Rowe Price Corporate Income Fund, Inc., and T. Rowe Price Health Sciences Fund, Inc. The Registrant and the forty-one investment companies listed above, with the exception of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc. and Institutional International Funds, Inc., will be collectively referred to as the Price Funds. The investment manager for the Price Funds, including T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series, Inc., is the Manager. Price-Fleming is the

          PAGE 149
          manager to T. Rowe Price International Funds, Inc., T. Rowe Price International Series, Inc. and Institutional International Funds, Inc. and is 50% owned by TRP Finance, Inc., a wholly-owned sub-sidiary of the Manager, 25% owned by Copthall Overseas Limited, a wholly-owned subsidiary of Robert Fleming Holdings Limited, and 25% owned by Jardine Fleming Holdings Limited. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of each of the named insureds. The premium is allocated among the named corporate insureds in accor-dance with the provisions of Rule 17d-1(d)(7) under the Invest-ment Company Act of 1940.

                    General.  The Charter of the Corporation provides that
               to the fullest extent permitted by Maryland or federal law, no director of officer of the Corporation shall be personal-ly liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indem-nified by the Corporation; provided, however, that nothing herein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

               Article X, Section 10.01 of the Registrant's By-Laws pro-vides as follows:

                    Section 10.01 Indemnification and Payment of Expenses in Advance. The Corporation shall indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partner-ship, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administra-tive, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under applicable Maryland law, as from time to time amended. The Corporation shall pay any reasonable ex

          PAGE 150
               penses so incurred by such Indemnitee in defending a Pro-ceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under applicable Maryland law, as from time to time amended. Subject to any applicable limitations and requirements set forth in the Corporation's Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in applicable Maryland law, as from time to time amended.

                    Notwithstanding the foregoing, nothing herein shall
               protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct").

                    Anything in this Article X to the contrary notwith-
               standing, no indemnification shall be made by the Corpora-tion to any Indemnitee unless:

               (a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

               (b) in the absence of such a decision, there is a reason-able determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Dis-abling Conduct, which determination shall be made by:

                    (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Cor-poration as defined in Section 2(a)(19) of the In-vestment Company Act of 1940, nor parties to the Proceeding; or

                    (ii) an independent legal counsel in a written opinion.

                    Anything in this Article X to the contrary notwith-
               standing, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnifica

          PAGE 151
               tion as above provided, and only if one of the following conditions is met:

                    (a) the Indemnitee provides a security for his under-taking; or

                    (b) the Corporation shall be insured against losses arising by reason of any lawful advances; or



















                    (c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which deter-mination shall be made by:

                          (i) a majority of a quorum of directors who are neither "interested persons" of the Corpora-tion as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

                          (ii) an independent legal counsel in a written
                               opinion.

                    Section 10.02 of the Registrant's By-Laws provides as
               follows:

                    Section 10.02 Insurance of Officers, Directors, Em-ployees and Agents. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Invest-ment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, offi-cers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has

          PAGE 152
               been advised that in the opinion of the Securities and Ex-change Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforce-able. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or con-trolling person of the registrant in the successful defense of any action, suit proceeding) is asserted by such direc-tor, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          Item 28.  Business and Other Connections of Investment Manager.

          Rowe Price-Fleming International, Inc. ("Price-Fleming"), a Mary-land corporation, is a corporate joint venture 50% owned by TRP Finance, Inc., a wholly-owned subsidiary of the Manager. Price-Fleming was organized in 1979 to provide investment counsel ser-vice with respect to foreign securities for institutional inves-tors in the United States. In addition to managing private coun-sel client accounts, Price-Fleming also sponsors registered in-vestment companies which invest in foreign securities, serves as general partner of RPFI International Partners, Limited Partner-ship, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund.

          T. Rowe Price Investment Services, Inc. ("Investment Services"), a wholly-owned subsidiary of the Manager, is a Maryland corpora-tion organized in 1980 for the purpose of acting as the principal underwriter and distributor for the Price Funds. Investment Ser-vices is registered as a broker-dealer under the Securities Ex-change Act of 1934 and is a member of the National Association of Securities Dealers, Inc. In 1984, Investment Services expanded its activities to include a discount brokerage service.

          TRP Distribution, Inc., a wholly-owned subsidiary of Investment Services, is a Maryland corporation organized in 1991. It was organized for and engages in the sale of certain investment re-lated products prepared by Investment Services.


          PAGE 153
          T. Rowe Price Associates Foundation, Inc., was organized in 1981 for the purpose of making charitable contributions to religious, charitable, scientific, literary and educational organizations. The Foundation (which is not a subsidiary of the Manager) is funded solely by contributions from the Manager and income from investments.

          T. Rowe Price Services, Inc. ("Price Services"), a wholly-owned subsidiary of the Manager, is a Maryland corporation organized in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including share-holder services, to the Price Funds.

          T. Rowe Price Retirement Plan Services, Inc. ("RPS"), a wholly-owned subsidiary of the Manager, was incorporated in Mary-land in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

             T. Rowe Price Trust Company ("Trust Company"), a wholly-owned subsidiary of the Manager, is a Maryland-chartered limited pur-pose trust company, organized in 1983 for the purpose of provid-ing fiduciary services. The Trust Company serves as trust-ee/custodian for employee benefit plans, individual retirement accounts and common trust funds and as trustee/investment agent for two trusts.

          T. Rowe Price Threshold Fund Associates, Inc., a wholly-owned subsidiary of the Manager, is a Maryland corporation organized in 1994 and serves as the general partner of T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership established in 1994.

          T. Rowe Price Threshold Fund II, L.P., a Delaware limited part-nership, was organized in 1986 by the Manager, and invests in private financings of small companies with high growth potential; the Manager is the General Partner of the partnership.

          T. Rowe Price Threshold Fund III, L.P., a Delaware limited part-nership was organized in 1994 by the Manager, and invests in private financings of small companies with high growth potential;
          T. Rowe Price Threshold Fund Associates, Inc. is the General Partner of this partnership.

          PAGE 154
             RPFI International Partners, L.P., is a Delaware limited part-nership organized in 1985 for the purpose of investing in a di-versified group of small and medium-sized non-U.S. companies. Price-Fleming is the general partner of this partnership, and certain institutional investors, including advisory clients of Price-Fleming, are its limited partners.

             T. Rowe Price Real Estate Group, Inc. ("Real Estate Group"), is a Maryland corporation and a wholly-owned subsidiary of the Manager established in 1986 to provide real estate services. Subsidiaries of Real Estate Group are: T. Rowe Price Realty In-come Fund I Management, Inc., a Maryland corporation (General


















          Partner of T. Rowe Price Realty Income Fund I, A No-Load Limited Partnership), T. Rowe Price Realty Income Fund II Management, Inc., a Maryland corporation (General Partner of T. Rowe Price Realty Income Fund II, America's Sales-Commission-Free Real Es-tate Limited Partnership), T. Rowe Price Realty Income Fund III Management, Inc., a Maryland corporation (General Partner of T. Rowe Price Realty Income Fund III, America's Sales-Commission-Free Real Estate Limited Partnership, and T. Rowe Price Realty Income Fund IV Management, Inc., a Maryland corporation (General Partner of T. Rowe Price Realty Income Fund IV, America's Sales-Commission-Free Real Estate Limited Partner-
          ship). Real Estate Group serves as investment manager to T. Rowe Price Renaissance Fund, Ltd., A Sales-Commission-Free Real Estate Investment, established in 1989 as a Maryland corporation which qualifies as a REIT.

          T. Rowe Price Stable Asset Management, Inc. ("Stable Asset Man-agement") is a Maryland corporation organized in 1988 as a wholly-owned subsidiary of the Manager. Stable Asset Management, which is registered as an investment adviser under the Investment Advisers Act of 1940, specializes in the management of investment portfolios which seek stable and consistent investment returns through the use of guaranteed investment contracts, bank invest-ment contracts, structured investment contracts, and short-term fixed-income securities.

          T. Rowe Price Recovery Fund Associates, Inc., a Maryland corpora-tion, is a wholly-owned subsidiary of the Manager organized in 1988 for the purpose of serving as the General Partner of T. Rowe Price Recovery Fund, L.P., a Delaware limited partnership which invests in financially distressed companies.


          PAGE 155
          T. Rowe Price (Canada), Inc. ("TRP Canada") is a Maryland corpo-ration organized in 1988 as a wholly-owned subsidiary of the Manager. This entity is registered as an investment adviser under the Investment Advisers Act of 1940, and as a non-Canadian Adviser under the Securities Act (Ontario). TRP Canada provides certain services to the RPF International Bond Fund, a trust (whose shares are sold in Canada), and Price-Fleming serves as investment adviser to TRP Canada.

             T. Rowe Price Insurance Agency, Inc., is a wholly-owned sub-sidiary of T. Rowe Price Associates, Inc. organized in Maryland in 1994 and licensed to do business in several states to act primarily as an insurance agency in connection with the sale of the Price Funds' variable annuity products.


















             TRP Management, Inc., is a Maryland corporation wholly-owned by T. Rowe Price Associates, Inc. which was originally organized in 1990 as T. Rowe Price Industrial Advantage Fund I Management, Inc. In 1993, the name was changed to TRP Management, Inc. The subsidiary, in conjunction with CUNA Mutual Insurance Society and CUNA Service Group, Inc., established a Maryland limited liabili-ty company known as CMC--T. Rowe Price Management LLC. This company sponsored a family of no-load mutual funds available to members of credit unions in the United States ("CUNA Funds").
          The CUNA Funds have filed an application with the SEC to withdraw registration under the Investment Company Act of 1940.

          Since 1983, the Manager has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring inter-ests in growth-oriented businesses.

          Tower Venture, Inc., a wholly-owned subsidiary of the Manager, is a Maryland corporation organized in 1989 for the purpose of serv-ing as a general partner of 100 East Pratt St., L.P., a Maryland limited partnership whose limited partners also include the Man-ager. The purpose of the partnership is to further develop and improve the property at 100 East Pratt Street, the site of the Manager's headquarters, through the construction of additional office, retail and parking space.

          TRP Suburban, Inc. is a Maryland corporation organized in 1990 as a wholly-owned subsidiary of the Manager. TRP Suburban has en-tered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office

          PAGE 156
          building in Owings Mills, Maryland, which houses the Manager's transfer agent, plan administrative services, retirement plan services and operations support functions.

             TRP Suburban Second, Inc., a wholly-owned Maryland subsidiary of T. Rowe Price Associates, Inc., was incorporated in 1995 to primarily engage in the development and ownership of real proper-ty located in Owings Mills, Maryland.

             TRP Finance, Inc., a wholly-owned subsidiary of the Manager, is a Delaware corporation organized in 1990 to manage certain passive corporate investments and other intangible assets.

             T. Rowe Price Strategic Partners Fund, L.P. is a Delaware limited partnership organized in 1990 for the purpose of invest-ing in small public and private companies seeking capital for ex-


















          pansion or undergoing a restructuring of ownership. The general partner of the Fund is T. Rowe Price Strategic Partners, L.P., ("Strategic Partners"), a Delaware limited partnership whose general partner is T. Rowe Price Strategic Partners Associates, Inc., a Maryland corporation which is a wholly-owned subsidiary of the Manager. Strategic Partners also serves as the general partner of T. Rowe Price Strategic Partners Fund II, L.P., a Delaware limited partnership established in 1992.

          Listed below are the directors of the Manager who have other substantial businesses, professions, vocations, or employment aside from that of Director of the Manager:

          JAMES E. HALBKAT, JR., Director of the Manager. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public re-sponse systems. Mr. Halbkat's address is: P.O. Box 23109, Hilton Head Island, South Carolina 29925.

             RICHARD L. MENSCHEL, Director of the Manager. Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P. Mr.
          Menschel's address is 85 Broad Street, 2nd Floor, New York, New York 10004.

             JOHN W. ROSENBLUM, Director of the Manager. Mr. Rosenblum is the Tayloe Murphy Professor, The Darden Graduate School of Busi-ness Administration, University of Virginia, and a director of:
          Chesapeake Corporation, a manufacturer of paper products, Cadmus Communications Corp., a provider of printing and communication services; Comdial Corporation, a manufacturer of telephone sys

          PAGE 157
          tems for businesses; and Cone Mills Corporation, a textiles pro-ducer. Mr. Rosenblum's address is: P.O. Box 6550, Charlottes-ville, Virginia 22906.

          ROBERT L. STRICKLAND, Director of the Manager. Mr. Strickland is Chairman of Lowe's Companies, Inc., a retailer of specialty home supplies and a Director of Hannaford Bros., Co., a food retailer. Mr. Strickland's address is 604 Two Piedmont Plaza Building, Winston-Salem, North Carolina 27104.

             PHILIP C. WALSH, Director of the Manager. Mr. Walsh is a Consultant to Cyprus Amax Minerals Company, Englewood, Colorado. Mr. Walsh's address is: 200 East 66th Street, Apt. A-1005, New York, New York 10021.

             ANNE MARIE WHITTEMORE, Director of the Manager. Mrs. Whittemore is a partner of the law firm of McGuire, Woods, Battle


















          & Boothe and is a director of Owens & Minor, Inc.; USF&G Corpora-tion; and the James River Corporation. Mrs. Whittemore's address is One James Center, Richmond, Virginia 23219.

             With the exception of Messrs. Halbkat, Menschel, Rosenblum, Strickland, Walsh, and Mrs. Whittemore, all of the directors of the Manager are employees of the Manager.

          George J. Collins, who is Chief Executive Officer, President, and a Managing Director of the Manager, is a Director of Price-Fleming.

          George A. Roche, who is Chief Financial Officer and a Managing Director of the Manager, is a Vice President and a Director of Price-Fleming.

             Carter O. Hoffman, who is a Managing Director of the Manager, is also a Director of TRP Finance, Inc.

          M. David Testa, who is a Managing Director of the Manager, is Chairman of the Board of Price-Fleming.

          Henry H. Hopkins, Charles P. Smith, and Peter Van Dyke, who are Managing Directors of the Manager, are Vice Presidents of Price-Fleming.

             Robert P. Campbell, Roger L. Fiery, III, Robert C. Howe, Veena
          A. Kutler, Heather R. Landon, Nancy M. Morris, George A.

          PAGE 158
          Murnaghan, Robert W. Smith, William F. Wendler, II, and Edward A. Wiese, who are Vice Presidents of the Manager, are Vice Presi-dents of Price-Fleming.

          Michael J. Conelius, who is an Assistant Vice President of the Manager, is a Vice President of Price-Fleming.

             R. Aran Gordon, an employee of the Manager, is a Vice Presi-dent of Price-Fleming.

          Kimberly A. Haker, an employee of the Manager, is Assistant Vice President and Controller of Price-Fleming.

             Todd J. Henry, an employee of the Manager, is an Assistant Vice President of Price-Fleming.

             Kathleen G. Polk, an employee of the Manager, is an Assistant Vice President of Price-Fleming.


















          Alvin M. Younger, Jr., who is a Managing Director and the Secre-tary and Treasurer of the Manager, is Secretary and Treasurer of Price-Fleming.

          Nolan L. North, who is a Vice President and Assistant Treasurer of the Manager, is Assistant Treasurer of Price-Fleming.

          Leah P. Holmes, who is an Assistant Vice President of the Manag-er, is a Vice President of Price-Fleming.

          Barbara A. Van Horn, who is Assistant Secretary of the Manager, is Assistant Secretary of Price-Fleming.

          Certain directors and officers of the Manager are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

          See also "Management of Fund," in Registrant's Statement of Addi-tional Information.

          Item 29.  Principal Underwriters.

               (a) The principal underwriter for the Registrant is Invest-ment Services. Investment Services acts as the principal under-writer for the other seventy-one Price Funds. Investment Servic-es, a wholly-owned subsidiary of the Manager, is registered as a

          PAGE 159
          broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Investment Services was formed for the limited purpose of dis-tributing the shares of the Price Funds and will not engage in the general securities business. Since the Price Funds are sold on a no-load basis, Investment Services does not receive any commission or other compensation for acting as principal under-writer.

               (b) The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Balti-more, Maryland 21202.

                                 Positions and         Positions and
          Name and Principal     Offices With          Offices With Busi-
          ness Address   Underwriter    Registrant
          __________________     _____________________ _____________

          James S. Riepe President and  Vice President
                                   Director               and Director


















          Henry H. Hopkins         Vice President and     Vice President
                                   Director
          Charles E. Vieth         Vice President and       None
                                   Director
          Mark E. Rayford          Director                 None
          Patricia M. Archer       Vice President           None
          Edward C. Bernard        Vice President           None
          Joseph C. Bonasorte      Vice President           None
          Meredith C. Callanan     Vice President           None
          Laura H. Chasney         Vice President           None
          Victoria C. Collins      Vice President           None
          Christopher W. Dyer      Vice President           None
          Forrest R. Foss          Vice President           None

          James W. Graves          Vice President           None
          Andrea G. Griffin        Vice President           None
          David J. Healy Vice President None
          Joseph P. Healy          Vice President           None
          Walter J. Helmlinger     Vice President           None
          Eric G. Knauss Vice President None
          Douglas G. Kremer        Vice President           None
          Sharon Renae Krieger     Vice President           None
          Keith Wayne Lewis        Vice President           None
          David L. Lyons Vice President None
          Sarah McCafferty         Vice President           None

          PAGE 160
          Maurice Albert Minerbi    Vice President          None
          Nancy M. Morris           Vice President          None
          George A. Murnaghan       Vice President          None
          Steven Ellis Norwitz      Vice President          None
          Kathleen M. O'Brien       Vice President          None
          Pamela D. Preston         Vice President          None
          Lucy Beth Robins          Vice President          None
          John Richard Rockwell     Vice President          None
          Monica R. Tucker          Vice President          None
          William F. Wendler, II    Vice President          None
          Terri L. Westren          Vice President          None
          Jane F. White  Vice President None
          Thomas R. Woolley         Vice President          None
          Alvin M. Younger, Jr.     Secretary and Treasurer  None
          Mark S. Finn   Controller None
          Richard J. Barna          Assistant Vice President  None
          Catherine L. BerkenkemperAssistant Vice President    None
          Ronae M. Brock Assistant Vice President              None
          Brenda E. Buhler          Assistant Vice President   None
          Patricia S. Butcher       Assistant Vice President   Assistant
                                                               Secretary


















          John A. Galateria         Assistant Vice President   None
          Janelyn A. Healey         Assistant Vice President   None
          Keith J. Langrehr         Assistant Vice President   None
          C. Lillian Matthews       Assistant Vice President   None
          Janice D. McCrory         Assistant Vice President   None
          Sandra J. McHenry         Assistant Vice President   None
          JeanneMarie B. Patella    Assistant Vice President   None
          Kristin E. Seeberger      Assistant Vice President   None
          Arthur J. Silber          Assistant Vice President   None
          Nolan L. North Assistant Vice President              None
          Barbara A. VanHorn        Assistant Secretary        None

               (c) Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds since the Price Funds are sold on a no-load basis.

          Item 30.  Location of Accounts and Records.

               All accounts, books, and other documents required to be maintained by T. Rowe Price Summit Funds, Inc. under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by T. Rowe Price Summit Funds, Inc., at its offices at 100 East Pratt Street, Baltimore,

          PAGE 161
               Maryland 21202. Transfer, dividend disbursing, and share-holder service activities are performed by T. Rowe Price Services, Inc., at 100 East Pratt Street, Baltimore, Mary-land 21202. Custodian activities for T. Rowe Price Summit Funds, Inc. are performed at State Street Bank and Trust Company's Service Center (State Street South), 1776 Heritage Drive, Quincy, Massachusetts 02171. Custody of Limited-Term Bond Fund series portfolio securities which are purchased outside the United States is maintained by The Chase Manhat-tan Bank, N.A., London in its foreign branches or with other U.S. banks. The Chase Manhattan Bank, N.A., London is lo-cated at Woolgate House, Coleman Street, London EC2P 2HD, England.

          Item 31.  Management Services.

               The Registrant is not a party to any management-related service contract, other than as set forth in the Prospectus.

          Item 32.  Undertakings.




















               (a) Each series of the Registrant agrees to furnish, upon request and without charge, a copy of its latest Annual Report to each person to whom as prospectus is deliv-ered.






























































          PAGE 162
               Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) and the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the under-signed, thereunto duly authorized, in the City of Baltimore, State of Maryland, this 7th day of February, 1996.

                                        T. ROWE PRICE SUMMIT FUNDS, INC.
                                             /s/George J. Collins
                                        By:  George J. Collins,
                                             Chairman of the Board

               Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicat-ed:

          SIGNATURE                       TITLE                DATE
          _________                      ______                _____

          /s/George J. Collins    Chairman of the BoardFebruary 7, 1996
          George J. Collins   (Principal Executive Officer)

          /s/Carmen F. Deyesu           Treasurer      February 7, 1996
          Carmen F. Deyesu    (Principal Financial Officer)

               *                        Director       February 7, 1996
          Robert P. Black

               *                        Director       February 7, 1996
          Calvin W. Burnett

               *                        Director       February 7, 1996
          Anthony W. Deering

               *                        Director       February 7, 1996
          F. Pierce Linaweaver

          /s/James S. Riepe        Vice President and  February 7, 1996
          James S. Riepe                Director

               *                        Director       February 7, 1996
          John G. Schreiber

          PAGE 163


















          */s/Henry H. Hopkins      Attorney-In-Fact   February 7, 1996
          Henry H. Hopkins